THE EMPIRE BUILDER TAX FREE BOND FUND
PREMIER CLASS (EMTPX) BUILDER CLASS (EMBTX) PROSPECTUS DATED JUNE 28, 2010

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Empire Builder Tax Free Bond Fund	Contents

Premier Class
Builder Class

Fund Summary
Carefully read this section, which summarizes the Fund’s investment goal, fees and expenses, portfolio turnover, investment strategy, risks, performance, portfolio management and other summarized information.	3	Investment Goal
	3	Fees and Expenses
	4	Portfolio Turnover
	4	Principal Investment Strategies
	5	Principal Risks of Investing in the Fund
	7	Performance Information
	8	Investment Adviser
	8	Portfolio Manager
	8	Purchasing and Selling Fund Shares
	9	Tax Information
	9	Payments to Broker-Dealers and Other Financial Intermediaries

Additional Information About the Fund
This section provides details about the Fund’s investment strategy and risks.	10	Investment Goal
	10	Principal Investment Strategies and Risks
	11	Principal Investments of the Fund
	12	Principal Risks of Investing in the Fund
	13	Other Information about the Fund’s Investment Techniques and Policies

Fund Management
Review this section for details on the people and organizations who oversee the Fund.	15	Investment Adviser
	15	Portfolio Manager

Shareholder Information
Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.	16	Summary of Features
	17	Pricing of Fund Shares
	18	Purchasing and Adding to Your Shares
	22	Selling Your Shares
	24	General Policies on Selling Shares
	26	Instructions for Exchanging Shares
	27	Frequent Purchases and Redemptions of Fund Shares
	28	Dividends, Distributions and Taxes
	30	Disclosure of Portfolio Holdings

Other Information About the Fund
Review this section for details on selected financial highlights of the Fund.	31	Financial Highlights

For More Information
Back Cover

2

Fund Summary

Investment Goal	To seek as high a level of current income exempt from federal income tax and New York State and City personal income taxes as the Adviser believes to be consistent with the preservation of capital.

Fees and Expenses	The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Premier Class	Builder Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Exchange Fee	$5.00*	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Premier Class	Builder Class
Management Fees	0.40%	0.40%
Other Expenses	0.81%	1.01%
Total Annual Fund Operating Expenses	1.21%	1.41%
* Charged on exchanges from Premier Class to Builder Class.

Example
Use this Example to compare fees and expenses with those of other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•   $10,000 investment;

•   5% annual return;

•   redemption at the end of each period; and

•   no changes in the Fund’s operating expenses as set forth above.

Because this Example is hypothetical and for comparison only, your actual costs may be different.

	1 Year	3 Years	5 Years	10 Years
Premier Class	$ 123	$ 384	$ 665	$1,466
Builder Class	$ 144	$ 446	$ 771	$1,691

3

Fund Summary

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18.24% of the average value of its portfolio.

Principal Investment Strategies
The Fund invests principally in New York Tax Exempt Bonds. New York Tax Exempt Bonds are debt obligations issued by the State of New York and its political subdivisions or certain other governmental authorities, such as U.S. possessions like Puerto Rico, Guam, and the Virgin Islands, the interest from which is exempt from federal income tax (but not, in some cases, from the alternative minimum tax) and New York State and City personal income taxes.

Under normal market conditions, at least 90% of the Fund’s income distributions will be exempt from federal income tax, and New York State and City personal income taxes, including the alternative minimum tax.

Credit Strategy. The Fund will only purchase New York Tax Exempt Bonds which are of investment grade quality at the time of purchase. Also, no more than 50% of the Fund’s assets will be invested in New York Tax Exempt Bonds which are of a quality reflected in the lowest investment grade rating. The Fund may retain any security whose rating has been downgraded after purchase if the Fund’s portfolio manager considers the retention advisable. Although some of the New York Tax Exempt Bonds in which the Fund may invest may not be rated, they will be of investment grade quality in the Adviser’s opinion.

Maturity Strategy. The Fund will vary its maturity strategy depending on market conditions. However, its average maturity is generally expected to be between 3 and 20 years under normal market conditions.

4

Fund Summary

Principal Risks of Investing in the Fund
The value of the Fund’s investments will fluctuate with market conditions, and, therefore, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments. The Fund may or may not achieve its investment goal.

Market Risk. Securities may decline in value due to factors affecting the securities markets in general or particular issuers or groups of issuers represented in the securities markets. The value of a security may decline due to general market conditions not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or expenses, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to state- or region-specific factors.

Nondiversification/New York Concentration Risk. The value of the Fund’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities. Also, the performance of the Fund is likely to be affected by factors pertaining to the New York economy and to New York governmental entities in particular. Adverse changes in the New York economy or adverse tax, legislative or political changes affecting New York may negatively impact the Fund’s performance. The economic condition and finances of the State, City and other municipalities of New York are closely related and have been impacted by the current economic downturn. New York relies on the finance, banking and insurance industries (which may have suffered more than other industries in the recent downturn) for a large part of its revenues, and could thus be more affected by the downturn than certain other states. Therefore, Fund shares could fluctuate in value more than shares of a national municipal portfolio.

Interest Rate Risk. When interest rates rise, the value of bonds like those held by the Fund generally falls.

5

Fund Summary

Credit Risk. The issuer of a debt security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. The issuers of municipal securities, including many issuers of New York Tax-Exempt Bonds, have been under stress relating to recent disruptions in the credit markets and the economy generally. These disruptions could have a significant negative effect on an issuer’s ability to make payments of principal and/or interest.

Liquidity Risk. Liquidity risk is the risk that a debt security can not be sold at an advantageous time or price. If a debt security is downgraded or drops in price, the market demand may be limited, making that security difficult to sell. Additionally, the market for certain debt securities may become illiquid under adverse market or economic conditions, independent of any specific adverse change in the condition of a particular issuer.

Tax Risk. Adverse tax developments could change the way the Fund’s income distributions are treated for income tax purposes and reduce the number of municipal securities available for purchase by the Fund.

Management Risk. There is no assurance that the Adviser’s method of security selection will be successful, which may cause the Fund to underperform relative to other mutual funds that have similar investment strategies. Because the Fund seeks to preserve capital, it may invest a smaller portion of its assets in lower-rated bonds than other New York municipal bond funds. This may cause the Fund’s yield and total return to be significantly lower than other New York municipal bond funds.

6

Fund Summary

Performance Information

The following information is intended to help you understand the risks in investing in the Fund and illustrates the changes in the performance of the Fund from year to year. The table compares the Fund’s performance over time to that of a broad measure of market performance. The table also shows after-tax returns for Builder Class shares, which differ from the returns for Premier Class shares because of differences in their expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may under certain circumstances exceed the return before taxes because of a tax benefit that arises from the realization of a capital loss on a sale of Fund shares. Past performance (before and after taxes) is not an indication of future performance. Updated performance information, including the Fund’s yield, is available by calling 1-800-847-5886.

Annual Calendar Year Total Returns for Builder Class Shares

Best quarter: 5.81% for the quarter ended December 31, 2000
Worst quarter: -1.51% for the quarter ended June 30, 2004

As of March 31, 2010, the year-to-date total returns (before taxes) were 0.61% for Premier Class shares and 0.56% for Builder Class shares.

7

Fund Summary

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2009)

	1 Year	5 Years	10 Years
Premier Class – Return Before Taxes	6.09%	2.94%	4.72%
Builder Class – Return Before Taxes	5.86%	2.76%	4.49%
Builder Class – Return After Taxes on Distributions	5.82%	2.68%	4.32%
Builder Class – Return After Taxes on Distributions and Sale of Shares	4.68%	2.72%	4.24%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	12.91%	4.32%	5.75%

Investment Adviser	Glickenhaus & Co. (“Glickenhaus” or the “Adviser”) is the investment adviser for the Fund.
Portfolio Manager	James R. Vaccacio, Portfolio Manager, is primarily responsible for the day-to-day management of the Fund’s portfolio. He assumed responsibility for managing the Fund’s portfolio in 1988.
Purchasing and Selling Fund Shares
You may purchase or redeem Fund shares on any business day by mail (The Empire Builder Tax Free Bond Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707), wire transfer, or telephone at 1-800-847-5886. Investors who wish to purchase, exchange or redeem Fund shares through a participating dealer should contact the dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below, although the Fund may waive the minimums in some cases. The minimum initial and subsequent amounts do not apply to automatic investments into the Fund of distributions from the Empire State Municipal Exempt Trust and Empire Guaranteed Series-unit investment trusts sponsored by the Adviser. In order to invest under the Automatic Investment Plan, you must have an initial minimum investment ($20,000 for Premier class and $1,000 for Builder class). The minimum Automatic Investment Plan amounts apply to subsequent investments.

Account Type	Minimum Initial Investment	Minimum Subsequent Investment/ Automatic Investment Plan
Premier Class	$20,000	$100
Builder Class	$1,000	$100

8

Fund Summary

Tax Information
The Fund’s distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal alternative minimum tax. A portion of the Fund’s distributions may not qualify as exempt-interest dividends and will generally be taxable to you as ordinary income or capital gains, and gains from a redemption or sale of Fund shares will generally be taxable, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. An investment in the Fund may not be a suitable investment if you are investing through a tax-deferred arrangement; contact your tax advisor to determine the suitability of such an investment in the Fund.

Payment to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9

Additional Information About the Fund

Investment Goal

The Fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income taxes as the Adviser believes is consistent with the preservation of capital. The Fund’s investment goal may not be changed without shareholder approval.

Principal Investment Strategies and Risks

The Fund invests mainly in New York Tax Exempt Bonds. New York State and City law exempts Fund distributions derived from interest on New York Tax Exempt Bonds from New York State and City personal income taxes. During the Fund’s fiscal year ended February 28, 2010, 99.58% of the Fund’s investment income was exempt from federal income tax and New York State and City personal income taxes. These percentages may be lower with respect to distributions made for the current year or future years.

If the Adviser believes it can preserve capital, the Fund will also try to achieve capital appreciation. The Fund has a fundamental policy that, under normal market conditions

☐
At least 90% of its income distributions will consist of interest income from New York Tax Exempt Bonds that is exempt from federal income tax, the alternative minimum tax, and New York State and City personal income taxes; and

☐	Up to 10% of its income distributions may consist of:

•
interest income from Alternative Minimum Tax (“AMT”) Bonds, which are New York Tax Exempt Bonds, the income on which is subject to the alternative minimum tax (but not to federal income tax or New York State or City personal income tax), or

•	interest income on investments other than New York Tax Exempt Bonds, which may be fully taxable.

However, although the Fund retains the freedom to invest to a limited extent in AMT Bonds and taxable investments, generally it has avoided doing so over the past ten years and does not currently anticipate any change in its practice of avoiding such investments.

Credit Strategy. The Fund will only buy New York Tax Exempt Bonds if they are investment grade quality. At the time of purchase, rated bonds will be rated not lower than the four highest grades assigned by both Moody’s (Aaa, Aa, A or Baa) and S&P (AAA, AA, A or BBB). A description of the Moody’s and S&P ratings of bonds and commercial paper of a quality eligible for purchase by the Fund is included in Appendix A to the Fund’s Statement of Additional Information (“SAI”). Unrated bonds will be of comparable quality at the time of purchase in the Adviser’s opinion. The Fund will not invest more than 50% of its total assets in New York Tax Exempt

10

Additional Information About the Fund

Bonds that are rated in the lowest investment grade rating or of comparable quality at the time of purchase. Bonds rated in the lowest investment grade rating have some speculative characteristics. Bonds rated in the lowest investment grade are considered medium grade obligations. The amount of information available about the financial condition of an issuer of New York Tax Exempt Bonds is generally considerably less than the amount of information made available by publicly held companies. The Fund may retain any security whose rating has been downgraded after purchase if the Fund’s portfolio manager considers the retention advisable.

Maturity Strategy. The Fund will vary its maturity strategy depending on market conditions. However, its average maturity is generally expected to be between 3 and 20 years under normal market conditions.

Principal Investments of the Fund

New York Tax Exempt Bonds

•
are debt obligations issued by the State of New York and its political subdivisions, or by certain other governmental authorities such as U.S. possessions like Puerto Rico, Guam and the Virgin Islands,

•	generate interest that is exempt from both federal income tax and New York State and City personal income taxes, and

•	include certain bonds that are known as AMT Bonds, the interest from which is subject to the federal alternative minimum tax.

New York Tax Exempt Bonds are issued to obtain funds for various public purposes, such as

•	the construction of public facilities,

•	the payment of general operating expenses,

•	the refunding of outstanding debts, or

•	the lending of funds to public or private institutions for the construction of housing, educational or medical facilities.

They may also include industrial development bonds and private activity bonds issued by public authorities to finance privately owned or operated facilities. Such bonds may be AMT Bonds. The Fund generally has avoided purchasing AMT Bonds in the past, although it retains the freedom to do so to a limited extent.

11

Additional Information About the Fund

Principal Risks of Investing in the Fund

Interest Rate Risk. The Fund’s investments will fluctuate in value as the general level of interest rates changes. When interest rates fall, the values of bonds like those held by the Fund generally rise. On the other hand, when interest rates go up, the values of such bonds generally fall. The longer the maturity of a security, the more its value will go up and down in response to interest rate changes.

Credit Risk. The debt securities in which the Fund invests are subject to credit risk, which is the risk that the issuer may fail or refuse to make timely payments on its obligations. Changes in the ability of the issuer of an obligation to make the required payments of interest and/or repay the principal when due will impact the value of the Fund’s investments. In addition, changes in the credit rating of an obligation will impact the value of the Fund’s investments. Bonds rated in the lowest investment grade rating category are generally considered medium grade obligations. The amount of information available about the financial condition of an issuer of New York Tax Exempt Bonds is generally considerably less than the information made available by publicly held companies. Municipal securities such as New York Tax Exempt Bonds are also subject to the risk that litigation, legislation or other political events, local economic conditions or the bankruptcy of the issuer could negatively impact an issuer’s ability to pay interest and/or principal. Due to recent volatility and uncertainty in the municipal bond markets and the economy generally, the Fund may be especially susceptible to credit risk.

Market Risk. The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting the securities markets in general or particular issuers or groups of issuers represented in the securities markets. The value of a security may decline due to general market conditions not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or expenses, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to state- or region-specific factors.

Effect of Credit Strategy on Yield and Total Return. The Fund seeks to preserve capital, and the portion of the Fund’s assets that may be invested in lower-rated bonds is limited compared with some other New York municipal bond funds. The higher risk of lower-rated bonds is normally accompanied by yields and anticipated total returns that are higher than those of higher-rated bonds. The Fund’s yield and total return may, therefore, be significantly lower than those of other New York municipal bond funds that invest more of their assets in lower-rated bonds.

Special Risks of New York Tax Exempt Bonds. Most issuers of New York Tax Exempt Bonds are located in New York, so the performance of the Fund will be significantly affected by the condition of the New York economy. As a result, the

12

Additional Information About the Fund

value of the Fund’s shares could fluctuate more than the value of shares of a national municipal bond fund. State and local governments and political subdivisions rely on tax and other revenues to make payments on their bonds. Tax and other revenues will be affected by the state of the local economy, the political climate and local population trends. Constitutional or statutory restrictions may also limit issuers’ power to raise revenues or increase taxes. Decreases in the amount of federal, state or local aid to issuers can lower the credit quality of their bonds. Revenue bonds depend for payment on the revenues of the facility or specific revenue source which is paying off the bonds. Those revenues will be affected by economic, political and demographic conditions. Any default or credit downgrade of an issuer of New York Tax Exempt Bonds would lower the market value and marketability of its obligations. A downgrade or default by one issuer of New York Tax Exempt Bonds could, by influencing general market sentiment, lead to a lowering of the values of other New York Tax Exempt Bonds. Many New York municipalities have been under financial stress due to decreased revenue or increased costs associated with recent economic events, which could negatively impact their ability to pay interest and/or principal.

Other Information about the Fund’s Investment Techniques and Policies

Change in Policy. Any policy not specifically described in this prospectus or in the SAI as fundamental may be changed by the Trustees without a shareholder vote. As a matter of policy, the Trustees do not intend to change the Fund’s investment goal without shareholder approval.

Temporary Defensive Positions. The Fund may also invest in taxable debt obligations on a temporary defensive basis due to market conditions. If it does, more than 10% of the Fund’s income distributions could be subject to federal and/or New York State and City personal income taxes and/or the alternative minimum tax. Such taxable obligations may include obligations of the U.S. government, its agencies or instrumentalities, other investment grade debt securities, commercial paper rated in the highest two grades by either Moody’s or S&P, certificates of deposit and bankers’ acceptances of banks having deposits in excess of $2 billion, and repurchase agreements with respect to any of the foregoing investments. The Fund may also hold its assets in other cash equivalents or in cash. The use of such defensive positions may lower return, is likely to prevent the Fund from achieving, or even pursuing, its investment goal, and will increase the percentage of the Fund’s distributions that are taxable.

Portfolio Turnover. The Fund may engage in active and frequent trading. For example, the Fund may also trade securities for the purpose of seeking short-term profits based on the Adviser’s belief as to the direction of interest rates. The Fund may also trade in response to changes in the creditworthiness of issuers or to take advantage of short-term disparities in market values or yields among comparable bonds. A change in the securities held by the Fund is known as “portfolio turnover.”

13

Additional Information About the Fund

Portfolio turnover generally involves some expense to the Fund, including dealer mark-ups and other transaction costs and, therefore, affects net Fund performance. If sales create net realized capital gains, shareholders generally will have to pay income tax on those gains. See “Dividends, Distributions and Taxes.” The Fund’s portfolio turnover rate may be higher than that of similar mutual funds. Please see the “Financial Highlights” section of this prospectus for the portfolio turnover rate of the Fund for the last 5 fiscal years.

Who may want to invest?
Consider investing in the Fund if you are seeking:

☐ regular monthly tax-free dividends;

☐ to reduce taxes on investment income; or

☐ a long-term goal such as retirement.

This Fund is not appropriate for anyone:

☐ investing through a tax-exempt retirement plan;

☐ pursuing an aggressive high growth investment strategy; or

☐ seeking to avoid market fluctuation in share price.

The Fund is not intended as a complete investment program.

14

Fund Management

Investment Adviser

Glickenhaus & Co. (“Glickenhaus” or the “Adviser”), 546 Fifth Avenue, 7th Floor, New York, New York 10036, is the investment adviser for the Fund. Glickenhaus was founded in 1961 and had approximately $1.27 billion under management as of December 31, 2009, including approximately $64.5 million of municipal securities. Seth M. Glickenhaus, the President of the Fund, is a controlling person of the Adviser. The Adviser makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program, subject to oversight by the Fund’s Board of Trustees.

During the fiscal year ended February 28, 2010, the Fund paid Glickenhaus a fee equal to 0.40% of the Fund’s average net assets for these advisory services.

A discussion regarding the basis for the Board of Trustees’ most recent approval of the investment advisory agreement between the Fund and the Adviser is available in the Fund’s Semi-Annual report to shareholders for the period ended August 31, 2009.

Portfolio Manager

James R. Vaccacio, Portfolio Manager, is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Vaccacio joined the Adviser as Manager of Municipal Trading in 1977. He assumed responsibility for managing the Fund’s portfolio in 1988.

The SAI has more detailed information about the Adviser and the Fund’s other service providers, as well as additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of shares of the Fund.

15

Shareholder Information

Summary of Features

The following chart is a summary of features for both the Premier Class and the Builder Class of the Fund. The following pages provide more detail on each of these features.

Feature	Premier Class	Builder Class
Goal	Higher Yield*	Convenience
Sales Charge	None	None
Minimum Initial Investment	$20,000	$1,000
Additional Investments	$100 minimum	$100 minimum
Checkwriting	Not available	Not available
Class Exchanges	$5 to Builder**	Free to Premier
Auto Investing (after initial investment)	$100 minimum	$100 minimum
Auto Withdrawal	Not available	No charge $25 minimum withdrawal $5,000 minimum balance
Direct Deposit	Not available	No charge
Historical Account Information	$5 per request	Free
Reinvestment from Glickenhaus Sponsored Unit Investment Trusts	Free	Free

*
Due to lower costs associated with Premier accounts (which are primarily attributable to larger account size and, therefore, lower transfer agency costs), the yield and total return are expected to be higher than those of the Builder Class.

**
Holders of Premier accounts which fall in value below $20,000 may be requested to bring their balance up to $20,000. If they fail to do so within 2 months, the account may be converted to Builder shares, in which case a $5 charge may be imposed (for more information, see “Shareholder Information — General Policies on Selling Shares — Closing or Converting Small Accounts”).

16

Shareholder Information

Pricing of Fund Shares

How NAV is Calculated	The NAV is calculated by adding the total value of the Fund’s investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund:
	NAV =	Total Assets – Liabilities Number of Shares Outstanding

Per share net asset value (“NAV”) for the Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange (“NYSE”), normally at 4:00 p.m. Eastern time. Shares are not priced on days when the NYSE is closed for trading.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after it is received in good order by the Fund’s transfer agent. This is what is known as the “offering price.” Certain broker-dealers and other financial intermediaries are authorized to accept purchase, sale and exchange requests for Fund shares and may also designate other organizations to act in this capacity. Purchase, sale and exchange requests through such intermediaries are normally processed at the NAV next determined after the intermediary receives the request in good order.

Securities are valued daily at their current market value. In the case of New York Tax Exempt Bonds, generally their value is determined by an independent pricing service approved by the Fund’s Trustees. Securities for which neither current pricing service quotations nor market quotations are available are valued in good faith at fair value under procedures approved by the Trustees.

Trading in certain securities, such as tax exempt securities, corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the NAV of the Fund’s shares are computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE which will not be reflected in the computation of the Fund’s NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair market value as determined in good faith under procedures approved by the Trustees. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon the sale of such security.

17

Shareholder Information

Purchasing and Adding to Your Shares

You may purchase shares of the Fund through its transfer agent or through a participating dealer which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through a participating dealer, the dealer is responsible for transmitting orders by close of business to the transfer agent and may have an earlier cut-off time for purchase and sale requests. Consult your dealer or institution for specific information.

Account Type	Minimum Initial Investment*	Minimum Subsequent Investment*/ Automatic Investment Plan**
Premier Class	$20,000	$100
Builder Class	$1,000	$100

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, foreign checks, money orders, credit card convenience checks, and travelers checks are not accepted.

The Fund may waive its minimum purchase requirement and Glickenhaus (in this capacity, the “Distributor”) may reject a purchase order if, in either case, the action is considered by the Distributor to be in the best interest of the Fund and its shareholders.

*
The minimum initial and subsequent amounts do not apply to automatic investments into the Fund of distributions from the Empire State Municipal Exempt Trust and Empire Guaranteed Series — unit investment trusts sponsored by the Adviser.

**
To begin an Automatic Investment Plan, you must open an account with at least the required minimum initial investment ($20,000 for Premier and $1,000 for Builder). The minimum Automatic Investment Plan amounts apply to subsequent investments.

18

Shareholder Information

Instructions for Opening or Adding to an Account

By Mail

If purchasing through your dealer or broker, simply tell your dealer or broker that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

Initial Investment:*

1.	Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2.	Make check or bank draft payable to “The Empire Builder Tax Free Bond Fund.”

3.	Mail to: The Empire Builder Tax Free Bond Fund, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

*
Special procedures apply if you prefer to fax your application. Call the Fund at 1-800-847-5886 for specific instructions. The Fund cannot accept third-party checks, bank starter checks, cash, money orders, credit card convenience checks or travelers checks.

Subsequent Investments:

1.	Use the investment slip attached to your account statement.

2.	Include the following information:

•	The Empire Builder Tax Free Bond Fund

•	Share class

•	Amount invested

•	Account name

•	Account number

Include your account number on your check.

3.	Mail to: The Empire Builder Tax Free Bond Fund, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

By Overnight Mail Service

See instructions 1-2 above for subsequent investments, and send to:

The Empire Builder Tax Free Bond Fund
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707

19

Shareholder Information

Electronic Purchases

Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. Your bank or broker may charge for this service.

Establish an electronic purchase option on your Account Application or call 1-800-847-5886. Your account can generally be set up for electronic purchases within 10 business days.

Call 1-800-847-5886 to arrange a transfer from your bank account.

By Wire Transfer

Note: The Fund or your bank may charge a wire transfer fee.

For initial investment:

Call the Fund at 1-800-847-5886 for fax instructions and to request a confirmation number. Follow the instructions below after receiving your confirmation number.

Electronic vs. Wire Transfer

Wire transfers allow financial institutions to send funds to each other almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (“ACH”) and may take up to eight business days to clear. There is generally no fee for ACH transactions.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy shares of the Fund, the Fund or your dealer or broker will ask your name, address, date of birth, taxpayer identification or other government identification number and other information that will allow the Fund to identify you. If the Fund or your dealer or broker is unable to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the NAV per share has decreased since your purchase, you will lose money as a result of this redemption. In the event of fraud or wrongdoing, your assets will not be redeemable and the account will be frozen.

20

Shareholder Information

For initial and subsequent investments:

Instruct your bank to wire transfer your investment to:
US Bank NA
Routing Number: ABA 042000013
For credit to: The Empire Builder Tax Free Bond Fund
For further credit to: [your name and account #]

After instructing your bank to wire the funds, call 1-800-847-5886 to advise us of the amount being transferred and the name of your bank.

You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days’ notice.

Automatic Investment Plan

You can make automatic investments in the Fund from your bank account, through payroll deduction or from your Social Security or other regular government checks. Automatic investments can be as little as $100 for each class once you’ve invested the minimum initial amount required to open the account.

To invest regularly from your bank account:

•	Complete the Automatic Investment Program portion on your Account Application. Make sure you note:

■	Your bank name, address and account number;

■	The amount you wish to invest automatically (minimum $100); and

■	How often you want to invest (e.g., every month, 4 times a year, twice a year or once a year).

•	Attach a voided personal check.

Direct Deposit of Fund Distributions for Builder Class Accounts

By selecting the appropriate box in the Account Application, you can elect to receive your Builder Class distributions in cash (check) or have distributions from the Fund automatically deposited into your bank account. This feature is not available for Premier Class accounts. The Fund may modify or terminate this option without notice. You can change or terminate your participation in this option at any time by notifying the Fund in writing.

21

Shareholder Information

Selling Your Shares

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund’s transfer agent. Under normal market conditions, you will receive your proceeds within seven days after your request is received.

Instructions for Selling Shares

If you are selling your shares through your dealer or broker, ask him or her for redemption procedures. The request must be received by the transfer agent before 4:00 p.m. Eastern Time to receive that day’s price. Your dealer or broker may have transaction minimums and/or transaction times which will affect your redemption.

For all other sales transactions, follow the instructions below.

By Telephone (unless you have declined telephone sales privileges)	Call 1-800-847-5886 with instructions on how you wish to receive your funds (mail, wire, electronic transfer). (See “General Policies on Selling Shares — Verifying Telephone Redemptions” below.)
By Mail
1. Call 1-800-847-5886 to request redemption forms or write a letter of instruction indicating:

•    The Empire Builder Tax Free Bond Fund, share class, account number, social security number and account registration;
•     amount you wish to redeem;
•     address where your check should be sent; and
•     account owner signature.

2. Mail to:

 The Empire Builder Tax Free Bond Fund
 P.O. Box 46707
 Cincinnati, Ohio 45246-0707

By Overnight Mail Service (See “General Policies on Selling Shares — Redemptions in Writing Required” below.)	See instruction 1 above, and Send to: The Empire Builder Tax Free Bond Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707

22

Shareholder Information

Wire Transfer You must elect this option on your Account Application. The Fund may charge a wire transfer fee. Note: Your financial institution may also charge a separate fee.
Call 1-800-847-5886 to request a wire transfer. If you call by 4:00 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and your payment will normally be wired to your bank on the next business day.

Electronic Redemptions Your bank must participate in ACH and must be a U.S. bank. Note: Your bank may charge for this service.
Call 1-800-847-5886 to request an electronic redemption.

If you call by 4:00 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 business days.

Automatic Withdrawal Plan — Builder Class Only

You can receive automatic payments from your Builder Class account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $25. Shareholders may not maintain an Automatic Withdrawal Plan and utilize the check writing privilege (see below) at the same time. To activate this feature:

•	Make sure you’ve checked the appropriate box on the Account Application, or call 1-800-847-5886.

•	Your account must have a value of $5,000 or more to start withdrawals.

23

Shareholder Information

General Policies on Selling Shares

Redemptions in Writing Required

You must request redemption in writing if your circumstances require a signature guarantee. Such circumstances would include each of the following:

•	Your account address has changed within the last 10 business days.

•	The check is not being mailed to the address on your account.

•	The check is not being made payable to the owner(s) of the account.

•	The redemption proceeds are being transferred to another Fund account with a different registration.

•	The redemption proceeds are being wired pursuant to bank instructions currently not on your account.

A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The transfer agent may reject any signature guarantee if it believes the transaction would be improper.

Verifying Telephone Redemptions

The Fund takes reasonable steps to ensure that telephone redemptions are made only by authorized shareholders. All telephone calls are recorded for your protection, and you will be asked for information to verify your identity. Unless you have specifically indicated on your Account Application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders which are not detected by the use of reasonable precautions.

Redemptions Within 10 Business Days of Purchase by Check

When you have made your investment by check, you cannot receive the proceeds until the check has cleared (which may require up to 10 business days). You can avoid this delay by purchasing shares with a federal funds wire.

Delay of Payment

Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

24

Shareholder Information

Closing or Converting Small Accounts

If your Premier Class account falls below $20,000 as a result of redemptions, the Fund may ask you to increase your balance. If your account remains below $20,000 two months after the request, the Fund may convert your account from Premier Class to Builder Class shares and charge you an exchange fee of $5.00.

If your Builder Class account falls below 20 shares, the Fund may, after giving you at least 60 days’ written notice, redeem your shares, close your account and send you the proceeds.

Undeliverable Distribution Checks

For any shareholder who chooses to receive distributions in cash, if distribution checks are returned and marked as “undeliverable” or remain uncashed for six months, they will be cancelled and the money reinvested in the shareholder’s Fund account, and the shareholder’s account will be changed automatically so that all future distributions are reinvested in the Fund.

25

Shareholder Information

Instructions for Exchanging Shares

Builder Class shareholders who meet the minimum account size for the Premier Class can exchange their Builder Class shares for Premier Class shares free of charge (See “Notes on Exchanges” below.)

Exchanges from one Class to another should not result in the recognition of capital gains or losses for federal income tax purposes.

Exchanges may be made by sending a written request to The Empire Builder Tax Free Bond Fund, P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by calling 1-800-847-5886. Please provide the following information:

•	Your name and telephone number;

•	The exact name on your account and account number;

•	Taxpayer identification number (usually your Social Security number);

•	Dollar value or number of shares to be exchanged;

•	The name of the Class from which the exchange is to be made; and

•	The name of the Class into which the exchange is being made.

See “Selling your Shares” for important information about telephone transactions.

Notes on Exchanges

•	The registration and tax identification numbers of the two accounts must be identical.

•	The Exchange Privilege may be changed or eliminated at any time upon 60 days’ notice to shareholders.

•	Premier Class shareholders who elect to exchange their shares for Builder Class shares are charged a fee of $5 for each exchange.

•	Builder Class shareholders who elect to exchange their shares for Premier Class shares may do so free of charge as long as they meet the required minimums.

26

Shareholder Information

Frequent Purchases and Redemptions of Fund Shares

The Fund does not accommodate market timers. Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt the Fund’s performance. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order or exchange from any investor it believes has a history of excessive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. On behalf of the Fund, the Board of Trustees has adopted policies and procedures to discourage excessive short-term purchases and redemptions of Fund shares and other abusive trading practices.

The Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time for any reason. In addition, the Fund reserves the right to impose, at any time, additional restrictions, as deemed necessary by the Fund, on purchases or exchange accounts that are believed to have engaged or are engaging in disruptive, excessive or short-term trading. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

The Adviser will periodically review transaction history reports provided by the Fund’s transfer agent. Such reports will identify all redemptions that are within a specific time period from a previous purchase in the same account in the Fund. All redemptions meeting the criteria, as determined by the Adviser, will be investigated for possible inappropriate trading.

The policies and procedures are applied uniformly to all accounts. Although the Fund has taken steps to discourage excessive short-term purchases and redemptions of Fund shares, the Fund cannot guarantee that such trading will not occur.

27

Shareholder Information

Dividends, Distributions and Taxes

Any income the Fund receives in the form of interest or dividends is distributed to its shareholders, less expenses, as dividends. The Fund declares all of its net investment income as distributions on each business day. These distributions of net investment income are then paid out to shareholders monthly. The Fund will declare and distribute net realized capital gains (that is, the excess of net long-term capital gains over net short-term capital losses), if any, at least annually.

You can choose from three distribution options:

•	Reinvest all distributions in additional Fund shares;

•	Receive distributions of net investment income in cash and reinvest net capital gain distributions in Fund shares; or

•	Receive all distributions in cash.

All dividends and distributions will be automatically reinvested at NAV unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are generally higher for Premier Class shares than for Builder Class because Premier Class shares have lower expenses. Builder Class shareholders may elect to have their dividends and distributions automatically deposited directly into their bank accounts. Call 1-800-847-5886 for an authorization form.

The Fund has elected and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 as amended, and thus does not expect to pay any federal income tax on income and capital gains that are distributed in a timely manner to shareholders. A failure of the Fund to qualify as a regulated investment company would result in corporate level taxation, and consequently a reduction in income available for distribution to shareholders.

Assuming that at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of certain obligations the interest on which is exempt from federal income tax, the Fund will be eligible to designate distributions of interest derived from such obligations as exempt-interest dividends. The Fund intends to pay exempt-interest dividends, which generally are not subject to federal income taxes but may result in a liability for the federal alternative minimum tax, both for individual and corporate shareholders. Distributions of exempt-interest dividends that are properly designated by the Fund as derived from New York Tax-Exempt Bonds are exempt from New York State and New York City personal income tax (but not the New York State corporate franchise tax or New York City General Corporate Tax). In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect your investment in the Fund may have on the federal taxation of your benefits.

28

Shareholder Information

Distributions of investment income other than exempt interest dividends generally will be taxable to shareholders as ordinary income. Distributions of net long-term or short-term capital gains realized by the Fund from the sale or exchange of investments (including investments that generate income exempt from federal or state tax) will be taxable to shareholders. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Fund shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxable in the hands of individuals at the rates applicable to long-term capital gains, provided that both the shareholder and the Fund satisfy certain holding period and other requirements. It is currently unclear whether Congress will extend the special tax treatment of qualified dividend income for taxable years beginning on or after January 1, 2011. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Any gain resulting from the sale or exchange of your shares generally will be taxable as long-term or short-term capital gains, depending upon how long you have held your shares of the Fund. However, an exchange of shares between the Premier and Builder Classes should not be taxable.

Dividends are generally taxable to you in the year in which they are paid, except that a dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The taxation of dividends will not be affected by the form in which you receive them. Distributions are made on a per-share basis regardless of how long you have owned your shares. Therefore, if you invest shortly before a distribution date, some of your investment will be returned to you in the form of a distribution.

You will be notified early in each calendar year regarding the federal tax status of distributions made by the Fund in the previous year. Depending on your residence for tax purposes, distributions may also be subject to other state and local taxes, including withholding taxes.

The foregoing information regarding tax consequences is not intended to constitute advice or counseling to any particular individual. You should consult your tax advisor about the federal, state, local or other tax consequences of an investment in the Fund in your particular circumstances.

29

Shareholder Information

Avoid Backup Tax Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to, and proceeds of share sales, exchanges, or redemptions made by, any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has underreported income in the past, or who fails to certify to the Fund that he is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends.

The backup withholding tax rate is 28% for amounts paid through December 31, 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. To avoid backup withholding, please make sure you provide your correct tax identification number (social security number for most investors) on your Account Application.

Foreign shareholders may be subject to special withholding requirements.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the Fund’s SAI.

30

Other Information About the Fund

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

For a share of beneficial interest outstanding throughout each period

	Year Ended February 28, 2010		Year Ended February 28, 2009		Year Ended February 29, 2008		Year Ended February 28, 2007		Year Ended February 28, 2006
	Builder Class	Premier Class	Builder Class	Premier Class	Builder Class	Premier Class	Builder Class	Premier Class	Builder Class	Premier Class
Net Asset Value, Beginning of Period	$17.34	$17.34	$16.97	$16.97	$17.64	$17.65	$17.66	$17.66	$17.77	$17.77
Investment Activities:
Net investment income	0.40	0.43	0.47	0.50	0.54	0.57	0.56	0.59	0.46	0.50
Net realized/unrealized gains (losses) on investments	0.28	0.28	0.37	0.37	(0.57)	(0.58)	0.04	0.05	(0.10)	(0.10)
Total from Investment Operations	0.68	0.71	0.84	0.87	(0.03)	(0.01)	0.60	0.64	0.36	0.40
Distributions:
Net investment income	(0.40)	(0.43)	(0.47)	(0.50)	(0.55)	(0.58)	(0.56)	(0.59)	(0.46)	(0.50)
Net realized capital gains	(0.02)	(0.02)	—	—	(0.09)	(0.09)	(0.06)	(0.06)	(0.01)	(0.01)
Total Distributions	(0.42)	(0.45)	(0.47)	(0.50)	(0.64)	(0.67)	(0.62)	(0.65)	(0.47)	(0.51)
Net Asset Value, End of Period	$17.60	$17.60	$17.34	$17.34	$16.97	$16.97	$17.64	$17.65	$17.66	$17.66
Total Return	3.97%	4.18%	5.01%	5.19%	(0.20% )	(0.08% )	3.44%	3.70%	2.07%	2.26%
Ratios/Supplementary Data:
Net Assets at End of Period (in thousands)	$39,993	$45,513	$40,250	$46,032	$41,336	$45,248	$45,010	$49,853	$48,323	$53,540
Ratios of Net Investment Income to Average Net Assets	2.28%	2.48%	2.74%	2.90%	3.07%	3.25%	3.19%	3.39%	2.67%	2.86%
Ratios of Expenses to Average Net Assets (a)	1.41%	1.21%	1.31%	1.15%	1.30%	1.12%	1.28%	1.08%	1.20%	1.01%
Ratios of Expenses to Average Net Assets*	1.41%	1.21%	1.34%	1.18%	1.33%	1.14%	1.30%	1.10%	1.21%	1.02%
Portfolio Turnover Rate (b)	18.24%	18.24%	74.67%	74.67%	69.87%	69.87%	134.56%	134.56%	52.14%	52.14%

*	The ratio does not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian or amounts reimbursed by the administrator.

(a)
Ratio as disclosed reflects the impact of custody fee credits from the custodian. Had the custody credits not been included the impact would have been to increase the ratios by 0.00%, 0.03%, 0.03%, 0.02% and 0.01% for the years 2010, 2009, 2008, 2007 and 2006, respectively.

(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

31

Investment Adviser and Distributor
Glickenhaus & Co.
546 Fifth Avenue
7th Floor
New York, New York 10036

Administrator, Transfer Agent
and Fund Accountant
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Legal Counsel
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
41 S. High Street
Columbus, Ohio 43215

Customer Service
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-847-5886

Questions?
Call 1-800-847-5886
or your investment representative.

For More Information

For more information about the Fund, the following documents are available free upon request:

Annual and Semi-Annual Reports:
The Fund’s Annual and Semi-Annual Reports to shareholders contain additional information on the Fund’s investments. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can obtain free copies of the SAI and Annual and Semi-Annual Reports, or request other information and discuss your questions about The Empire Builder Tax Free Bond Fund by contacting a participating financial institution that sells the Fund, or by contacting:

The Empire Builder Tax Free Bond Fund
P.O. Box 46707
Cincinnati, Ohio 45246-0707
Telephone: 1-800-847-5886 (8:30 a.m. - 5:30 p.m. Eastern time)

The Prospectus, the SAI and the Annual and Semi-Annual Reports are available on the Fund’s website at www.empirebuilderfund.com.

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an Annual or Semi-Annual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information from the Securities and Exchange Commission:

You can obtain copies of Fund documents from the SEC as follows:

In person:
Public Reference Room in Washington, D.C.
(For information about its operation call 1-202-551-8090.)

By mail:
Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-1520
(The SEC charges a fee to copy any documents.)

On the EDGAR database via the Internet:
www.sec.gov

By electronic request:
publicinfo@sec.gov
(The SEC charges a fee to copy any documents.)

Investment Company Act File No. 811-3907

THE EMPIRE BUILDER TAX FREE BOND FUND

PREMIER CLASS (EMTPX)
BUILDER CLASS (EMBTX)

Statement of Additional Information
June 28, 2010

This Statement of Additional Information (“SAI”) contains material which may be of interest to investors but which is not included in the prospectus of The Empire Builder Tax Free Bond Fund (the “Fund”). This SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the prospectus of the Fund dated June 28, 2010, as supplemented from time to time (the “Prospectus”).  This SAI should be read in conjunction with the Prospectus.  Certain disclosure is incorporated into this SAI by reference to the Fund’s Annual Report.  Investors may obtain a free copy of the Prospectus and/or Annual Report by writing to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707 or by calling 1-800-847-5886.

Table of Contents

Fund History	2
Investment Goal and Policies	2
Investment Restrictions	13
Management	15
Trustee Compensation	19
Investment Adviser	20
Portfolio Manager	23
Determination of Net Asset Value	23
Purchase of Shares	24
Investment Programs	25
Taxes	27
Shareholder Liability	31
Shareholder Voting	31
Independent Registered Public Accounting Firm	31
Financial Statements	31
Custodian	31

Appendix A – Description of Securities Ratings	A-1

FUND HISTORY

The Fund was organized as a Massachusetts business trust on September 30, 1983.  A copy of the Fund’s Amended and Restated Agreement and Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

The Fund is a no-load, open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series or classes of such shares.  Shares of different series or classes can bear different levels of expenses.  The Fund’s shares are not presently divided into series.  The Fund’s shares are, however, currently divided into two classes: the Premier Class and the Builder Class.  The two classes bear all Fund level expenses pro rata based on the aggregate net asset value (“NAV”) of the outstanding shares of the two classes, except that transfer agent costs are class specific and any other expenses incurred by a class are charged directly to that class.

INVESTMENT GOAL AND POLICIES

The Fund’s investment goal and its investment policies are described in detail in the Prospectus. The investment goal of the Fund is to seek as high a level of current income exempt from federal income tax and New York State and City personal income taxes as Glickenhaus & Co. (the “Adviser”) believes is consistent with the preservation of capital. This SAI contains additional information about those policies and about certain miscellaneous investment practices in which the Fund may engage. The Fund is also subject to certain investment restrictions described below.

New York Tax Exempt Bonds

As used in this SAI, the term “New York Tax Exempt Bonds” refers to debt securities, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and New York State and City personal income taxes (other than the possible incidence of any alternative minimum tax). New York Tax Exempt Bonds consist primarily of bonds of the State of New York and its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which certain New York Tax Exempt Bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of industrial development bonds and private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Other types of industrial development and private activity bonds are used to finance the construction, equipment, repair or improvement of privately operated industrial or commercial facilities. Industrial development bonds and private activity bonds are included within the term New York Tax Exempt Bonds if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and New York State and City personal income taxes (other than the possible incidence of any alternative minimum tax). The Fund may invest more than 25% of the value of its total assets in such bonds, but not more than 25% in bonds backed by non-governmental users in any one industry (see “Investment Restrictions”). However, the income from certain private activity bonds is an item of tax preference for purposes of the federal alternative minimum tax, and it is a fundamental policy of the Fund that distributions from interest income on such private activity bonds, together with distributions of interest income on investments other than New York Tax Exempt Bonds, will normally not exceed 10% of the total amount of the Fund’s income distributions.

In addition, the term “New York Tax Exempt Bonds” includes debt obligations issued by other governmental entities (for example, U.S. possessions, such as Puerto Rico, Guam and the Virgin Islands) if such debt obligations generate interest income that is exempt from federal income tax and New York State and City personal income taxes (other than any alternative minimum taxes).

New York Tax Exempt Bonds purchased by the Fund will be of “investment grade” quality.  This means that, at the time of purchase, the bonds will be rated in the four highest grades assigned by both Moody’s Investors Service,

Inc. (“Moody’s”) (Aaa, Aa, A or Baa) and Standard & Poor’s Corporation (“S&P”) (AAA, AA, A or BBB) or will be unrated securities which the Adviser determines are of comparable quality (a description of the four highest grades of debt securities and the highest grade of commercial paper of Moody’s and of S&P is included in this SAI).  The Fund may retain any security whose rating has been downgraded after purchase if the Fund’s portfolio manager considers the retention advisable.  The Fund will not invest more than 50% of its total assets in New York Tax Exempt Bonds that are rated Baa by Moody’s or BBB by S&P at the time of purchase or that, if unrated, are determined by the Adviser to be of comparable quality.  Securities rated Baa or BBB (and comparable unrated securities) have some speculative characteristics; unfavorable changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer of these securities to make principal and interest payments than is the case with higher quality securities.  Bonds rated Baa by Moody’s are considered medium grade obligations, the security for payment of interest and principal being currently considered adequate, but certain protective elements may be lacking over any great length of time.  S&P’s description of BBB bonds is similar to that of Moody’s, although not identical.  It should be noted that the amount of information about the financial condition of an issuer of New York Tax Exempt Bonds may not be as extensive as the amount of information which is made available by corporations whose securities are publicly traded.

The value of the Fund’s investments will change as the general level of interest rates fluctuates.  During periods of falling interest rates, the values of fixed-income securities, such as New York Tax Exempt Bonds, generally rise.  Conversely, during periods of rising interest rates, the values of such securities generally decline.  Changes in the credit ratings of obligations and in the ability of an issuer to make payments of interest and principal will also affect the values of these investments.  The value of the Fund’s shares will fluctuate with the value of its investments.

Because preservation of capital is part of the Fund’s investment objective, and the portion of the Fund’s assets that may be invested in securities rated below A (and comparable unrated securities) is limited, the Fund’s yield and total return may be significantly lower than that of many other New York Tax Exempt Bond funds during any particular period or over extended periods.  For temporary purposes (such as pending new investments) or liquidity purposes (such as to meet repurchase or redemption obligations or to pay expenses), the Fund may invest in taxable obligations, provided that not more than 10% of the Fund’s income distributions are subject to federal income tax, alternative minimum tax, and/or New York State and City personal income taxes.  The Fund may also invest in taxable obligations on a temporary defensive basis due to market conditions, in which case more than 10% of the Fund’s income distributions could be subject to federal income tax, alternative minimum tax and/or New York State and City personal income taxes.  Such taxable obligations may include obligations of the U.S. government, its agencies or instrumentalities, other debt securities rated within the four highest grades by either Moody’s or S&P, commercial paper rated in the highest two grades by either of such rating services, certificates of deposit and bankers’ acceptances of banks having deposits in excess of $2 billion, and repurchase agreements with respect to any of the foregoing investments.  The Fund may also hold its assets in other cash equivalents or in cash.

Classifications of New York Tax Exempt Bonds.  The two principal classifications of New York Tax Exempt Bonds are general obligation and revenue bonds.  General obligation bonds involve the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues.  The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or a specific revenue source and generally not from the unlimited revenues of the issuer.  Industrial development bonds and private activity bonds are in most cases revenue bonds, and depend heavily on the creditworthiness of the user of the facilities.

Special Considerations Relating to New York Municipal Securities.  Since the Fund invests primarily in New York Tax Exempt Bonds, the performance of the Fund may be affected by factors pertaining to the New York economy and other factors specifically affecting the ability of issuers of New York Tax Exempt Bonds to meet their obligations.  Further, the marketability, valuation or liquidity of New York municipal securities may be negatively affected in the event that New York localities or authorities default on their debt obligations or other market events arise, which in turn may negatively affect the Fund's performance, sometimes substantially. Economic and other conditions within the State may affect the credit risk of those localities or authorities to the extent that such localities and authorities are reliant upon State appropriations. In addition, the recent difficulties encountered by bond insurers in the wake of the subprime mortgage crisis and other recent credit and overall market events may continue to impact municipal securities negatively, and the full effects of these events remain uncertain.  There are, of course, variations in the credit quality of New York Tax Exempt Bonds, both within a particular classification and between classifications, depending on numerous factors (see Appendix A).

In any year, the issuers of the Bonds in which the Fund invests are subject to risks that, if they were to materialize, could affect operating results and, as a consequence, the value of municipal securities. The most significant current risks include the following:

General Risks.  Many complex political, social, and economic forces influence New York’s economy and finances. Such forces may affect New York's budget unpredictably from fiscal year to fiscal year. For example, the projected budget is based on forecasts of national and New York economic activity. Because they are based on currently available information and various assumptions, economic forecasts have frequently failed to predict accurately the timing and magnitude of changes to the national and New York economies. These include discrete and cyclical events. The projected budget also relies on estimates and assumptions concerning Federal aid, Federal and New York State law changes (and the absence thereof), and audit activity, which may be inaccurate and/or are subject to change.  Even if New York State balances its budget, there can be no guarantee that it would appropriate funds sufficient to pay principal and interest on State obligations or that municipal or other issuers of New York State Tax Exempt Bonds will have funds to pay principal and interest on their obligations.

Risks Related to Recent U.S. Market Events.  Recent market events have resulted in a high degree of uncertainty and volatility in the financial markets and the overall economy. While market participants' original concerns centered on the subprime mortgage sector, these concerns have expanded to include a wide range of financial institutions, markets, and sectors. In January 2009, the National Bureau of Economic Research announced that the nation's economy has been in a recession since December 2007, and through December 2008 the unemployment rate had risen to 7.6%. Many banking and financial institutions located in New York have been hard-hit. Further financial sector write-downs, as well as spillover affects to other sectors, could result in lower business investment in plant and equipment than projected, and steeper declines in employment and wage levels. In addition, if the housing market contraction is deeper than reflected in the current forecast, residential investment could take even longer to recover, and household consumption and taxable capital gains realizations could be negatively impacted.

Inflationary pressures could come from various sources. Possible sources include rising energy and other commodity prices, lower productivity growth, a weaker dollar or a tighter labor market. Higher inflation, in turn, might induce the Federal Reserve to raise its short-term interest rate target, restraining economic growth. On the other hand, greater than projected energy price declines or global growth could result in stronger economic growth than is reflected in the forecast. All these events could affect the New York economy disproportionately.

Risks to the New York State Forecast.  Generally speaking, New York’s finances are affected by its ability to raise revenues. As a result, Statewide rates of population growth, income growth, employment and business growth, among other factors, in one way or another, affect the State's finances. Similarly, factors that increase or decrease New York’s spending, such as maintaining or improving infrastructure and public services and programs, also affect New York’s finances.  The ability of issuers of New York State Tax Exempt Bonds to pay principal and interest may also be negatively impacted by reductions in federal aid to such issuer or the addition of unfunded mandates by the federal government.

The effects from the recent events in the finance and banking sectors may disproportionately affect New York due to the importance of these sectors to its economy. Decreased earnings outlooks in these and other sectors could result in lower-than-projected wages and bonuses, and reductions in workforce, which in turn could lead to decreased household spending, resulting in lower-than-projected income and sales tax revenues.

The effects from the recent events in banking and finance may extend far beyond these sectors, with declines anticipated for all major industrial sectors except, possibly, for health and education. Losses are expected to accelerate in auto-related industries. Larger than anticipated job loss could cause New York to increase spending by increasing the demand for means-tested programs such as Medicaid and welfare. Additionally a stronger dollar and a weak global economy would negatively affect New York’s export-related and tourism industries. New York’s budget also risks increased spending should the cost of collective bargaining agreements end up higher than projected. Additionally, New York’s budget risks a decrease in its revenues relating to potential Federal disallowances arising from audits related to Medicaid claims under the School Supportive Health Services program.

In addition to the risks above, the budget contains specific transaction risks and other uncertainties, including: the closing of the final sale of development rights for a Video Lottery Terminal facility; the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the state budget; the enforcement of certain tax regulations on Native American reservations; the timing and value of proceeds from the sale of Well Point stock that is expected to finance health care costs; and the achievement of cost-saving measures, including administrative savings in State agencies and the transfer of available fund balances to the General Fund, at the levels currently projected.

Such risks and uncertainties, if they were to materialize, could have an adverse impact on the state budget in the current year and could result in declines, possibly severe, in the value of New York Taz Exempt Bond issuers' outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

Recent Events in the Bond Market.  Recently, many municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates.  Should New York fail to sell bonds when and at the rates projected, it could experience significantly increased costs  and a weakened overall cash position.

State Debt and Other Financings.  The marketability, valuation or liquidity of New York municipal securities may be negatively affected in the event of a default on New York-related debt, which in turn may negatively affect the Fund's performance. New York-related debt includes without limitation: (1) New York-supported debt, (2) New York-guaranteed debt, (3) moral obligation financings, and (4) certain contingent-contractual obligation financings.

State-Supported Debt. New York State supported debt is a subset of New York-related debt. It includes both general obligation debt to which the full faith and credit of New York has been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where New York’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature.

State-Guaranteed Debt. Pursuant to specific constitutional authorization, New York may also directly guarantee certain public authority obligations. Payments of debt service on State-guaranteed bonds and notes are legally enforceable obligations of New York.

Moral Obligation Financing. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring New York, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. New York does not intend to increase statutory authorizations for moral obligation bond programs.

Contingent Contractual-Obligation Financing. New York may also enter into statutorily authorized contingent contractual-obligation financings under which it enters into service contracts obligating it to pay debt service on bonds, subject to annual appropriation, in the event there are shortfalls in revenues from other non-New York State resources pledged or otherwise available, to pay the debt service on the bonds.

Authorities and Localities.  Public authorities are created pursuant to New York State law, are not subject to the constitutional restrictions on the incurrence of debt that apply to New York itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. New York’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations.

Metropolitan Transportation Authority (MTA). The successful operation of the MTA depends on financial support from New York, certain localities, and affiliated agencies. If operating expenses or revenue fall above or below current expectations, respectively, the MTA may be forced to seek additional assistance from these sources, which in turn could negatively impact New York’s financial situation.

New York City. The fiscal demands on New York may be affected by the fiscal condition of New York City, which relies in part on New York aid to balance its budget and meet its cash requirements. It is also possible that New York’s finances may be affected by the ability of New York City, and certain entities issuing debt for the benefit of New York City, to market securities successfully in the public credit markets. Conversely, New York City's finances, and thus its ability to successfully market its securities, could be negatively affected in the event and to the extent that delays or reductions in projected New York aid. In addition, New York City is the recipient of certain Federal grants that, if reduced or delayed, could negatively affect its finances. Further, New York City, like New York, may be party to litigation that may be resolved in a manner that negatively affects New York City's finances.

Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional New York assistance during the last several fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. In recent years, the New York State Legislature authorized a number of bond issuances to finance local government operating deficits, but there can be no assurance that it will do so in the future.

Litigation.  New York is currently involved in certain litigation where adverse decisions could have a material impact on its finances. Adverse developments in those proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of New York to maintain a balanced Financial Plan in the current fiscal year and future fiscal years.

Yields.  The yields on New York Tax Exempt Bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the New York Tax Exempt Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody’s and S&P represent their opinions as to the quality of the New York Tax Exempt Bonds that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, New York Tax Exempt Bonds with the same maturity, interest rate and rating may have different yields while New York Tax Exempt Bonds of the same maturity and interest rates with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of New York Tax Exempt Bonds or other investment may cease to be rated or the rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund’s portfolio, but the Adviser will consider such an event as part of its normal, ongoing review of all the Fund’s portfolio securities.

“Moral Obligation” Bonds.  The Fund does not currently intend to invest in so-called “moral obligation” bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the “moral obligation,” meets the investment criteria established for investments by the Fund.

Additional Risks.  Securities in which the Fund may invest, including New York Tax Exempt Bonds, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by Congress or the New York legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their New York Tax Exempt Bonds may be materially affected or that their obligations may be found to be invalid and unenforceable.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of New York Tax Exempt Bonds for investment by the Fund and the value of the Fund’s portfolio could be materially affected, in which event the Fund would reevaluate its investment objective and policies and consider changes in the structure of the Fund or dissolution.

The Adviser believes that, in general, the secondary market for New York Tax Exempt Bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the Fund to make purchases and sales of securities in the foregoing manner may be limited at any particular time and with respect to any particular securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of New York Tax Exempt Bonds or changes in the investment objectives of investors.

Hedging Activities

General Characteristics of Futures Contracts.  The Fund may purchase and sell financial futures contracts, options on such futures contracts and options on securities indexes to hedge against changes in the values of New York Tax Exempt Bonds the Fund owns or expects to purchase.  To the extent the Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”).  The Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and, therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

A futures contract sale generally creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. (As described below, however, index futures contracts do not require actual delivery of the securities making up an index.) A futures contract purchase creates an obligation by the purchaser to take delivery of the underlying financial instrument on a specified delivery date at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until at or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded only on commodity exchanges or boards of trade, known as “contract markets”, approved for such trading by the Commodity Futures Trading Commission (the “CFTC”) and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

Although most futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date.  If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.  When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash and/or securities. This amount is known as “initial margin.” Initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker involved in the transaction occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the futures contract fluctuates. For example, when the Fund has purchased a futures contract and the price of the underlying index or security has risen, that position may have increased in value, in which event the Fund would receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased a futures contract and the price of the underlying index or security has declined, the position may be less valuable, in which event the Fund would be required to make a variation margin payment to the broker.

When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The Fund may purchase and sell futures contracts on The Bond Buyer Municipal Bond Index (the “Index”) (or any other tax-exempt bond index approved for trading by the CFTC) to hedge against general changes in market values of New York Tax Exempt Bonds, which the Fund owns or expects to purchase.  The Index is composed of 40 high quality tax-exempt bonds and is intended to represent a numerical measure of market performance for long-term tax-exempt bonds. The Index assigns relative weightings to the tax-exempt bonds included in the Index, and the Index fluctuates with changes in the market values of those bonds.  For example, if the Adviser expected interest rates to increase, the Fund might sell futures contracts on an index.  If rates did increase, the value of New York Tax Exempt Bonds held by the Fund would decline, but this decline would usually, but not necessarily, be offset in whole or in part by an increase in the value of the Fund’s position in futures contracts.  If, on the other hand, the Fund had cash reserves and short-term investments pending anticipated investment in New York Tax Exempt Bonds, and the Adviser expected interest rates to decline, the Fund might purchase futures contracts on an index.  The Fund could thus take advantage of the anticipated rise in the values of New York Tax Exempt Bonds without actually buying them until the market had stabilized.

The Fund may also purchase and sell, subject to the limitations set forth in the Prospectus, futures and options on U.S. Treasury securities (“Treasury Futures”) in order to hedge against interest rate changes or other general changes in market values which would be expected to affect the value of the New York Tax Exempt Bonds which the Fund owns or expects to purchase.  Changes in value in Treasury Futures resulting from interest rate changes or other general market conditions may not be as closely correlated with the value of New York Tax Exempt bonds as changes in value of the Index.  However, Treasury Futures generally offer greater liquidity than futures contracts on the Index, which reduces the risk that the Fund will not be able to liquidate a position in a futures contract and may also make Treasury Futures a more effective hedging tool than futures on the Index in some market conditions.

The successful use of futures and related options and of index options will usually depend on the Adviser’s ability to forecast interest rate movements correctly.  The Fund’s ability to hedge its portfolio positions through these transactions also depends on the degree of correlation between the index underlying the futures and options purchased and sold by the Fund and the New York Tax Exempt Bonds which are the subject of the hedge.  The successful use of futures and options also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis.  In the case of options purchased by the Fund, the risk of loss is limited to the premium paid, whereas in the case of options written by the Fund and in the case of a purchase or sale of futures contract, the risk of loss is limited only to the extent that increases in the value of the Fund’s investment in securities during the period of the futures contract may offset losses on the futures contract over the same period.

Income derived by the Fund from options and futures transactions will not be exempt from federal income tax or New York State or City personal income taxes.

Index Futures Contracts and Options.  An index futures contract is a contract to buy or sell units of a specified index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is based on the current value of the relevant index. For example, an index futures contract currently traded on the Chicago Board of Trade is based on the Index.  The Index futures contract trades in units equal to $1,000 times the value of the Index. Unlike futures contracts relating to a single specific security, which require the actual delivery of the underlying security at a future date, no delivery of the actual securities making up the Index will take place under an index futures contract.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being based on the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 50 units of the Index at a specified future date at a value of 90 and the value of the Index is 95 on that future date, the Fund will gain $250,000 (50 units times a gain of 5 times $1000). If the Fund enters into a futures contract to sell 50 units of the Index at a specified future date at a value of 90 and the value of the Index is 95 on that future date, the Fund will lose $250,000 (50 units times a loss of 5 times $1000).

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right in return for the premium paid to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the specific securities, at the specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the index futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account maintained with respect to the option. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made on the expiration date entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contracts are based. Purchasers of options who fail to exercise their options prior to expiration suffer a loss of the premium paid.

As an alternative to purchasing call and put options on an index futures contract, the Fund may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Such options would be used in a manner similar to the use of options on index futures contracts.

Special Risks of Transactions in Futures Contracts and Related Options -- Hedging Risks.  There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises in connection with the use of index futures contracts and options because of the imperfect correlation between movements in the prices of the index futures contracts and movements in the prices of the securities that are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on indices whose movements are, in the Adviser’s judgment, likely to correlate closely with movements in the prices of the Fund’s portfolio securities sought to be hedged.  In addition to the degree of correlation to the prices of the Fund’s portfolio securities, the Adviser will consider the liquidity of the market in which the applicable futures contract is traded.

Successful use of index futures contracts and related options by the Fund for hedging purposes is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased put options on index futures contracts to hedge its portfolio against a decline in the market, the index on which the puts are purchased may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the put options and also experience a decline in the value of its portfolio securities. In addition, the prices of index futures and related options may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market in general, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction over a short time period. The Adviser believes, however, that over time the over-all value of the Fund’s portfolio will tend to move in the same direction as the market indices that are intended to correlate with the price movements of the portfolio securities sought to be hedged.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the underlying securities or index. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

Liquidity Risks.  To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out the position. The ability to establish and close out positions will be subject to the maintenance of a liquid secondary market. There can be no assurance that this market will exist when the Fund seeks to close a position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Miscellaneous Investment Practices

Forward Commitments.  New issues of New York Tax Exempt Bonds and other debt securities are often purchased on a “when issued” or delayed delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund may enter into such “forward commitments” if it holds, and maintains until the settlement date in a segregated account with the Fund’s custodian or otherwise designates on its records, certain liquid obligations in an amount sufficient to meet the purchase price at all times.  When the time comes to pay for when issued securities, the Fund will meet its obligations from its then available cash flow, from the sale of securities held in the segregated account or otherwise designated or sale of other securities, or, although it would not ordinarily expect to do so, from sale of the when issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). Forward commitments may themselves be considered securities. They involve a risk of loss if the value of the New York Tax Exempt Bond or other security to be purchased declines prior to the settlement date; and because such risk is in addition to the risk of decline in value of the Fund’s other assets, forward commitments may involve a form of leveraging. Although the Fund will generally enter into forward commitments with the intention of acquiring New York Tax Exempt Bonds or other securities for its portfolio, the Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

Taxable Investments.  The Fund may invest in taxable obligations temporarily, such as pending new investments, for defensive purposes, or when it needs to keep its assets particularly liquid, such as to meet repurchase or redemption obligations or to pay expenses. However, not more than 10% of the Fund's income distributions may be subject to federal income tax, alternative minimum tax, and/or New York State and City personal income taxes under normal market conditions.

Futures and Options and Treasury Futures.  The Fund may purchase and sell financial futures contracts, options on such futures contracts and options on securities indexes to hedge against changes in the values of New York Tax Exempt Bonds the Fund owns or expects to purchase. The Fund may also purchase and sell futures and options on U.S. Treasury securities in order to hedge against interest rate changes or other general changes in market values which would be expected to affect the value of the New York Tax Exempt Bonds that the Fund owns or expects to purchase.  Changes in value in Treasury Futures resulting from interest rate changes or other general market conditions may not be as closely correlated with the value of New York Tax Exempt Bonds as changes in value of the Index.  The Fund will not purchase or sell futures contracts or purchase or sell related options or index options if, as a result, the sum of initial margin deposits on the Fund's existing futures contracts and related options plus premiums paid for outstanding options purchased by the Fund would exceed 5% of the Fund's net assets.

Portfolio Turnover.  Portfolio transactions will be undertaken principally to accomplish the Fund’s objective in relation to anticipated movements in the general level of interest rates, but the Fund may also engage in short-term trading consistent with its objective.  The Fund’s portfolio turnover rate for the fiscal years ended February 28, 2009 and February 28, 2010 was 74.67% and 18.24%, respectively.  Variations in the Fund’s portfolio turnover rate may be due to fluctuations in market conditions and/or changes in the Adviser’s investment outlook.

Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. The Adviser believes that, in general, the secondary market for New York Tax Exempt Bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the Fund to make purchases and sales of securities in the foregoing manner may be limited at any particular time and with respect to any particular securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of New York Tax Exempt Bonds or changes in the investment objectives of investors.

Repurchase Agreements.  The Fund may enter into repurchase agreements with registered broker/dealers and with U.S. commercial banks with respect to not more than 10% of the value of its total assets (taken at current value) except when investing for temporary defensive purposes during times of adverse market conditions. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). The seller’s obligations are secured by collateral (which is marked to market on a daily basis) having a market value not less than the value of the securities purchased by the Fund plus accrued interest. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto, (b) possible sub-normal levels of income during this period, and (c) expenses of enforcing its rights. If a repurchase agreement is treated as a securities loan, the Fund will not have title to the collateral. Although the Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions, it is the Fund’s present intention to enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies or instrumentalities.

Except as described below under “Investment Restrictions” and except for (1) the policy that under normal market conditions at least 90% of the Fund’s income distributions will be exempt from federal income tax, alternative minimum tax, and New York State and City personal income taxes and (2) the policy that Fund distributions from interest income on “private activity bonds” the income from which is an item of tax preference for purposes of the federal alternative minimum tax for individuals, together with distributions of interest income on investments other than New York Tax Exempt Bonds, will not normally exceed 10% of the total amount of the Fund’s income distributions, the investment policies described in the Prospectus and in this SAI are not fundamental and the Trustees may change such policies without any shareholder vote. As a matter of policy, however, the Trustees do not intend to change the Fund’s investment objective without a vote of a majority of the outstanding voting securities of the Fund as defined below.

Disclosure of Portfolio Holdings

The Board of Trustees has approved Policies and Procedures on Disclosure of Portfolio Holdings for the Fund (the “Disclosure Policies”).  The Disclosure Policies provide that the Fund may provide information regarding its portfolio holdings to its service providers where relevant to duties to be performed for the Fund and the recipients are obligated to maintain the confidentiality of that information and to not trade based on that non-public information.  Such service providers include the Fund’s administrator, investment adviser, custodian, independent registered public accounting firm, attorneys, financial printers and typesetters, and broker-dealers who execute trades on behalf of the Fund.  Neither the Fund nor any service provider to the Fund may disclose information about the Fund’s portfolio holdings, which may include information about trading strategies implemented or to be implemented by the Fund or pending transactions in the Fund, to other third parties except in certain limited circumstances.

(1) The Fund, or its duly authorized service providers, may publicly disclose the Fund’s holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission (the “SEC”).  A summary or list of a Fund’s completed purchases and sales may be made publicly available only simultaneously with or after the public disclosure of a Fund’s portfolio holdings in accordance with this paragraph and in compliance with applicable laws, regulations and interpretations thereof.

(2) Although the Fund does not currently have such arrangements, the Fund may distribute (or authorize its service providers to distribute) information concerning the Fund’s portfolio holdings to mutual fund evaluation services such as S&P, Bloomberg and Morningstar before its public disclosure is required or authorized, provided that:

-the recipient does not distribute portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become public information; and

-the recipient signs a written Confidentiality Agreement. Persons and entities unwilling to execute an acceptable Confidentiality Agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Disclosure Policies.

(3) The Fund or its duly authorized service providers may distribute the following information concerning the Fund portfolio before disclosure of specific portfolio holdings is required or authorized, provided that the information, or information regarding the Fund’s portfolio holdings from which the information is derived, has been publicly disclosed:

-sector information and the total percentage of the Fund held in each sector; or

-any other analytical data that does not identify any specific portfolio holding.

(4) The portfolio manager and other senior officers or spokespersons of the Fund may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies.

The Disclosure Policies prohibit the Fund and any if its service providers, including the Adviser, from entering into any arrangement to receive compensation or consideration, directly or indirectly, in return for the disclosure of non-public information about the Fund’s portfolio holdings.

The Chief Compliance Officer (“CCO” or “Chief Compliance Officer”) is responsible for overseeing the disclosure of the Fund’s portfolio holdings for compliance with the Disclosure Policies.  As part of this responsibility, the CCO will review the Fund’s disclosure practices to address any conflicts between the interest of the Fund shareholders, on the one hand, and those of the Adviser and its affiliated persons, on the other, and to ensure that all disclosures of the Fund’s portfolio holdings are in the best interests of Fund shareholders.

Each violation of these Disclosure Policies must be reported to the Fund’s CCO.  If the CCO, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), he/she shall report it to the Fund’s Board of Trustees, as required by Rule 38a-1.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of the Fund, the Fund will not:

(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. (Such borrowings will be repaid before any additional investments are made.)

(2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the value of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above. For the purposes of this restriction, collateral arrangements with respect to margin for financial futures (including securities index futures) contracts, options on such futures contracts and options on securities indexes are not deemed to be pledges of assets.

(3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, but it may make margin payments in connection with financial futures (including securities index futures) contracts, options on such futures contracts or options on securities indexes.

(4) Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

(5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(6) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

(7) Purchase or sell commodities or commodity contracts, except financial futures (including securities index futures) contracts and related options.

(8) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.

(9) Invest in securities of any issuer if, to the knowledge of the Fund, officers and Trustees of the Fund or officers and directors of the Adviser who beneficially own more than 1/2 of 1% of the securities of that issuer together own more than 5%.

(10) Invest in the securities of any issuer if, immediately after such investment, more than 5% of the value of the total assets of the Fund taken at current value would be invested in the securities of such issuer; provided that this limitation does not apply either to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities or to New York Tax Exempt Bonds.

(11) Purchase securities restricted as to resale, if, as a result, such investments would exceed 5% of the value of the Fund’s net assets.

(12) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities or New York Tax Exempt Bonds, except obligations backed only by the assets and revenues of nongovernmental users) if as a result of such purchases more than 25% of the value of the Fund’s total assets would be invested in any one industry.

(13) Acquire more than 10% of the voting securities of any issuer.

(14) Issue any class of securities which is senior to the Fund’s shares of beneficial interest except to the extent that borrowings permitted by investment restriction (1) are deemed to involve the issuance of such securities.

(15) Invest in (a) securities which in the opinion of the Fund’s investment adviser at the time of such investment are not readily marketable, (b) securities, the disposition of which is restricted under federal securities laws (as described in fundamental restriction (11) above) and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 10% of the Fund’s total assets (taken at current value) would be invested in the aggregate in securities described in (a), (b) and (c) above.

It is contrary to the Fund’s present policy, which may be changed without shareholder approval, to:

(1) Invest in the securities of other investment companies, except shares of other open-end management investment companies purchased on a no-load basis or by purchases in the open market involving only customary brokers’ commissions or in connection with a merger, consolidation or similar transaction. (Under the 1940 Act, the Fund generally may not (a) invest more than 10% of its total assets (taken at current value) in such securities; (b) own securities of any one investment company having a value in excess of 5% of the Fund’s total assets (taken at current value); or  (c) own more than 3% of the outstanding voting stock of any one investment company.)

(2) Purchase options or puts, calls, straddles, spreads or combinations thereof, except that the Fund may buy and sell call and put options on financial futures (including securities index futures) contracts and on securities indexes; in connection with the purchase of fixed-income securities, however, the Fund may acquire attached warrants or other rights to subscribe for securities of companies issuing such fixed-income securities or securities of parents or subsidiaries of such companies. (The Fund’s investment policies do not currently permit it to exercise warrants or rights with respect to equity securities.)

(3) Purchase or sell futures contracts or purchase or sell related options or index options if, as a result, the sum of initial margin deposits on the Fund’s existing futures contracts and related options plus premiums paid for outstanding options purchased by the Fund would exceed 5% of the Fund’s net assets.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

As provided in the 1940 Act, a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

MANAGEMENT

The Trustees of the Fund are responsible under the terms of its Amended and Restated Agreement and Declaration of Trust, which is governed by Massachusetts law, for overseeing the conduct of the Fund’s business.  The following tables show information concerning the Trustees and principal officers of the Fund, including their principal occupations for at least the past 5 years.

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Fund (“Independent Trustees”)

Name, Address, and Age	Position(s) Held with Fund	Term of Office with Trust - Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee	Experience, Qualifications, Attributes, Skills for Board Membership
Edward Falkenberg 23 Oak Lane Scarsdale, NY 10583 (age 69)	Trustee	Since June 1989	Principal, ACME Real Estate (1998 to present).	1	None	Significant experience on Board of Trustees of the Fund; significant experience as a principal at a real estate firm.
Edward A. Kuczmarski Crowe Horwath LLP 488 Madison Avenue 3rd Floor New York, NY 10022 (age 60)	Trustee	Since April 1984	Certified Public Accountant, Partner, Crowe Horwath LLP (formerly, Hays & Company LLP) (accounting firm) (1980 to present).	1	Director of New York Daily Tax-Free Income Fund, Inc., the ISI Fund Group, and 9 Funds within the Reich & Tang Complex
Significant experience on Board of Trustees of the Fund and other registered investment companies; significant public accounting experience, including as a managing partner at a public accounting firm.

Caroline E. Newell PACCDS 1010 Park Avenue New York, NY 10028 (age 69)	Trustee	Since April 1984	Director, Park Ave. Christian Church Day School (2001 to present); Director, The American School in Switzerland (summer program) (1991 to present).	1	Director of New York Daily Tax-Free Income Fund, Inc.	Significant experience on Board of Trustees of the Fund and as a director of another registered investment company; significant academic experience, including as head of a NYC independent school.
John P. Steines, Jr. NYU School of Law Room 430 40 Washington Square South New York, NY 10012 (age 61)	Trustee	Since August 1984	Professor of Law, New York University School of Law (1978 to present); Counsel, Cooley Godward Kronish LLP (law firm) (2004 to present); Counsel, Deloitte & Touche LLP (accounting firm) (2001 to 2004).	1	Director of New York Daily Tax-Free Income Fund, Inc.
Significant experience on Board of Trustees of the Fund and as a director of another registered investment company; significant legal experience, including as counsel at a law firm as well as a law school professor.

Trustees who are Interested Persons (as defined in the 1940 Act) of the Fund (“Interested Trustees”)

Name, Address, and Age	Position(s) Held with Fund	Term of Office - Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee	Experience, Qualifications, Attributes, Skills for Board Membership
Seth M. Glickenhaus** 546 Fifth Avenue 7th Floor New York, NY 10036 (age 96)	Trustee, Chairman of the Board and President	Since April 1984	General Partner of Glickenhaus & Co. (1961 to present).	1	None	Significant experience on Board of Trustees of the Fund; continuing experience as General Partner of Glickenhaus & Co.

*	Each Trustee serves until (s)he resigns or is removed in accordance with the Fund’s Amended and Restated Agreement and Declaration of Trust.
**	Designates an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Glickenhaus is deemed to be an interested person because he is a general partner and controlling person of the Adviser.

Principal Officers Who Are Not Trustees
Name, Address, and Age	Position(s) Held with Fund	Term of Office - Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael J. Lynch Glickenhaus & Co. 546 Fifth Avenue 7th Floor New York, NY 10036 (age 47)	Senior Vice President	Indefinite Since March 1997	Director, Unit Trust Department of Glickenhaus & Co. (1997 to present).
Robert G. Dorsey Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 (age 53)	Vice President	Indefinite Since April 2010	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present).
Frank J. Maresca Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 (age 51)	Chief Compliance Officer	Indefinite, Since April 2010
Executive Vice President of Ultimus Fund Solutions, LLC (2009 to present); Treasurer of Cornerstone Progressive Return Fund, Cornerstone Strategic Value Fund, Inc. and Cornerstone Total Return Fund, Inc. (closed-end investment companies); previously, Executive Director of JP Morgan Chase & Co. (2008 to 2009); previously, President and Chief Executive Officer of Bear Stearns Fund Management, Inc. and Senior Managing Director of Bear Stearns & Co. Inc. (1992-2008).

John F. Splain Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 (age 53)	Secretary	Indefinite, Since April 2010	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present).
Mark J. Seger Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 (age 48)	Treasurer	Indefinite, Since April 2010	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present).

As of June 1, 2010, to the knowledge of the administrator, the officers and the Trustees of the Fund, as a group, owned less than 1% of the outstanding voting shares of the Fund and no one shareholder owned 5% or more of the outstanding shares of the Fund.  The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares in the Fund as of December 31, 2009.

Name of Trustee Independent Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Edward Falkenberg	None	None
Edward A. Kuczmarski	$1 – $10,000	$1 – $10,000
Caroline E. Newell	None	None
John P. Steines, Jr.	$50,001 – $100,000	$50,001 – $100,000
Interested Trustee
Seth M. Glickenhaus	None	None

Qualifications of Trustees. The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Fund should so serve.  Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving as a Trustee of the Fund or on other boards of directors (including boards of other investment companies); and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Fund.  Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the tables above.

Role of the Board of Trustees, Leadership Structure and Risk Oversight

The Role of the Board of Trustees.  The Board oversees the management and operations of the Fund’s affairs.  The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.  Like most registered investment companies, the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Adviser or the transfer and shareholder services agent, each of which is discussed in greater detail in the Prospectus or this SAI.  The Board has appointed senior employees of certain of these service providers as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations.  The Board receives regular reports from these officers and service providers regarding the Fund’s operations.  For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Fund’s portfolios.  The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters.  These reports are generally provided as part of formal in person Board meetings which are typically held quarterly and involve the Board’s review of, among other items, recent Fund operations.  The Fund’s management also provides periodic updates between meetings.

Board Structure and Leadership.  The Board consists of five Trustees, four of whom are Independent Trustees.  The Chairman of the Board and President of the Fund, Mr. Seth M. Glickenhaus, also serves as General Partner of the Adviser, and as such he participates in the oversight of the Fund’s day-to-day operations.  Mr. Glickenhaus is an Interested Trustee because of his position with the Adviser.  As noted above, the Trustees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers for the Funds and review the Fund’s performance.  The Board also has an Audit Committee, which is composed exclusively of all of the Independent Trustees.

The Fund does not have a lead Independent Trustee.  However, because much of the Board’s work is done at the Board (rather than the Committee) level, and because all of the Independent Trustees are members of the Audit Committee, each Trustee participates in the full range of the Board’s oversight duties, including oversight of the risk management process.  In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist the board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

The Board periodically reviews its leadership structure, including the role of the Chairman.  The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Trust’s current operations.  The Board believes that its leadership structure, including its Interested Chairman of the Board and President and the current percentage of Independent Trustees, is appropriate given its specific characteristics.  These characteristics include: (i) the Adviser’s role in the operation of the Fund’s business; (ii) the extent to which the work of the Board is conducted by all of the Independent Trustees; (iii) the extent to which the Independent Trustees meet as needed in the absence of members of management and members of the Board who are “interested persons” of the Trust; and (iv) Mr. Glickenhaus’ additional role with the Adviser, which enhances the Board’s understanding of the operations of the Adviser and of the Fund.

Audit Committee.  The Audit Committee’s primary purposes, in accordance with its written charter, are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Fund and the qualifications and independence of the Fund’s independent registered public accounting firm.  The Audit Committee reviews annually the scope of the proposed audit, the Fund’s accounting and financial reporting policies and practices and its internal controls; reviews the annual audit with the independent registered public accounting firm and the annual financial statements of the Fund; approves, and recommends to the Independent Trustees of the Fund for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm; and approves all audit and permissible non-audit services the independent registered public accounting firm provides to the Fund and all permissible non-audit services the independent registered public accounting firm provides to the Adviser.  The Audit Committee members, all of whom are Independent Trustees, are: Edward Falkenberg, Edward A. Kuczmarski, Caroline E. Newell, and John P. Steines, Jr.  The Audit Committee of the Board met twice during the fiscal year ended February 28, 2010.

Risk Management.  The Board’s role is one of oversight, rather than active management.  This oversight extends to the Fund’s risk management processes.  These processes are embedded in the responsibilities of the Fund’s officers and service providers.  For example, the Adviser is primarily responsible for management of the Fund’s investment risks.  The Board has not established a formal risk oversight committee.  However, much of the regular work of the Board addresses aspects of risk oversight.  For example, the Trustees seek to understand the key risks facing the Fund, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Fund’s activities from the Adviser, including regarding the Fund’s investment portfolio, compliance with applicable laws, and financial accounting and reporting.  The Board also meets periodically with the Fund’s Chief Compliance Officer to receive reports regarding compliance with the federal securities laws and the Fund’s internal compliance policies and procedures, and meets with the Fund’s Chief Compliance Officer at least annually to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Fund.  The Board also meets periodically with the portfolio manager of the Fund to receive reports regarding the management of the Fund, including its investment risks.

Committees

Currently, the Board of Trustees has an audit committee, which is composed of solely Independent Trustees. The members of the audit committee are: Edward Falkenberg, Edward A. Kuczmarski, Caroline E. Newell, and John P. Steines, Jr.  Among other things, the audit committee, which met twice during the fiscal year ended February 28, 2010, (i) recommends to the Board of Trustees the selection of an independent registered public accounting firm; (ii) annually reviews the scope of the proposed audit; (iii) reviews the annual audit with the independent registered public accounting firm and the annual financial statements of the Fund; and (iv) approves all audit and non-audit services rendered to the Fund by the Fund’s independent registered public accounting firm and all non-audit services rendered to the Adviser.

Proxy Voting Information

The Fund does not generally invest in voting securities, as defined for purposes of the Investment Company Act. A description of the policies and procedures that the Fund would use to determine how to vote proxies relating to portfolio securities, if applicable, is available (i) without charge, upon request, by calling 1-800-847-5886; and (ii) on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-847-5886; and (ii) on the Commission’s website at http://www.sec.gov.

Code of Ethics

The Fund and the Adviser (which is also the Fund’s distributor) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act.  Each Code permits investment personnel to invest in securities for their personal accounts, including securities that may be purchased by the Fund, subject to certain procedures intended to prevent abuses.

TRUSTEE COMPENSATION

The following table shows the compensation paid by the Fund to the Trustees for fiscal year ended February 28, 2010.

Name of Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Est. Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees
Independent Trustees
Edward Falkenberg	$16,500	$0	$0	$16,500
Edward A. Kuczmarski	$16,500	$0	$0	$16,500
Caroline E. Newell	$16,500	$0	$0	$16,500
John P. Steines, Jr.	$16,500	$0	$0	$16,500
Interested Trustee
Seth M. Glickenhaus	$0	$0	$0	$0

Trustees of the Fund not affiliated with the Adviser or the administrator receive a quarterly retainer of $2,100 and an additional attendance fee of $900 for each meeting attended. The Independent Trustees who serve on committees of the Board of Trustees receive an additional attendance fee of $750 for each committee meeting attended held on a day other than the regular quarterly meeting. The Fund provides no pension or retirement benefits to its Trustees or former Trustees.

Certain officers and Trustees of the Fund are affiliated with the Adviser or the administrator.  Such officers and Trustees receive no compensation from the Fund for serving in their respective roles.

INVESTMENT ADVISER

Glickenhaus & Co. was founded in 1961 by Seth M. Glickenhaus, who is Chairman of the Board of Trustees and President of the Fund and a general partner and a controlling person of the Adviser.  The Adviser managed approximately $1.27 billion of equity and fixed-income securities as of December 31, 2009, and acts as a securities broker-dealer and as sponsor of Empire State Municipal Exempt Trust, Empire Guaranteed Services and Empire Maximus AMT Series A, which are unit investment trusts.

The Adviser serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund dated as of July 1, 1988. Pursuant to the Investment Advisory Agreement, the Adviser provides investment research, advice and supervision to the Fund and is responsible for formulating a continuous program for investment of the Fund’s assets, subject to the general supervision of the Fund’s Trustees. The Adviser places orders for all purchases and sales of the Fund’s portfolio securities. The Adviser also compensates its own partners and employees who serve as trustees or officers of the Fund.

The compensation payable to the Adviser under the Investment Advisory Agreement is a monthly fee based on the average daily net assets of the Fund, determined at the close of each business day during the month, at the following annual rates for each class: 0.40% of the first $100,000,000 of average daily net assets and 0.3333% of any excess of average daily net assets over $100,000,000. The Adviser’s compensation under the Investment Advisory Agreement is subject to reduction to the extent that in any year the Fund’s expenses, including the Adviser’s fee, exceed 1.50% of the Fund’s average annual net assets.  The total expenses of each share class of the Fund did not exceeded this cap during the most recent fiscal year.

The Fund pays all expenses not assumed by the Adviser, including, without limitation, auditing, legal, pricing of portfolio securities, custodial, shareholder servicing, shareholder reporting, registration and blue sky expenses.

As indicated under “Portfolio Transactions” below, the Adviser may place Fund portfolio transactions with broker/dealers who furnish the Adviser, without cost to the Adviser, certain research, statistical and quotation services of value to the Adviser and its affiliates in advising the Fund and other clients. In so doing, the Adviser may cause the Fund to pay greater brokerage commissions than it might otherwise pay. See “Portfolio Transactions.”

The Investment Advisory Agreement provides that the Adviser shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of the Adviser.

The Investment Advisory Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Adviser, on not more than 60 days’ written notice. It may be amended only by a vote of the shareholders of the Fund. The Agreement also terminates without payment of any penalty in the event of its assignment, as such term is defined in the 1940 Act. The Agreement provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders and, in either case, by a majority of the Independent Trustees of the Fund cast in person at a meeting called for such purpose. The vote of the shareholders required is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

For the fiscal years ended February 29, 2008, February 28, 2009 and February 28, 2010, the Fund paid advisory fees to the Adviser $365,684, $344,469 and $344,980, respectively.

Portfolio Transactions

Investment Decisions.  Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients at the same time that it is sold for one or more other clients. In some instances, one client may sell a particular security to another client. It also happens that two or more clients simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser is equitable to each and in accordance with the amount being purchased or sold by them. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services.  It is anticipated that most purchases and sales of portfolio investments will be with underwriters of or dealers in New York Tax Exempt Bonds and other tax-exempt securities, acting as principal. Accordingly, it is not anticipated that the Fund will pay significant brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, where most of the Fund’s portfolio transactions will be effected, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriters or dealer.

The Adviser expects to place all orders for the purchase and sale of portfolio securities for the Fund and will buy and sell securities for the Fund through a substantial number of dealers. In so doing, the Adviser will use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, for example, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the dealer involved and the quality of service rendered by the dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser may receive research, statistical and quotation services from many dealers with which the Adviser places the Fund’s portfolio transactions. These services, which in some instances may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Adviser receives such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the “Act”) and by the Investment Advisory Agreement, the Adviser may cause the Fund to pay a dealer which provides “brokerage and research services” (as defined in the Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another dealer would have charged for effecting that transaction. The Adviser’s authority to cause the Fund to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time.

Pursuant to conditions set forth in rules of the SEC, the Fund may purchase securities from an underwriting syndicate of which the Adviser is a member (but not from the Adviser itself). Such conditions relate to the price and amount of the securities purchased, the commission or spread paid, and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Trustees.

In addition, subject to the provisions of the 1940 Act and to policies of the Trustees adopted from time to time, the Adviser may also act as agent in connection with the purchase and sale of portfolio securities which are not effected on a stock exchange. Under such circumstances, the Adviser would receive and retain a commission from the Fund for its services.

During the fiscal years ended February 29, 2008, February 28, 2009, and February 28, 2010, the Fund paid no brokerage commissions.

Principal Underwriter

Glickenhaus & Co. (in such capacity, the “Distributor”), 546 Fifth Avenue, 7th Floor, New York, New York 10036, is the principal underwriter of shares of the Fund, which are offered continuously. The Distributor is not obligated to sell any specific amount of shares of the Fund and will purchase shares for resale only against orders for shares.  The Fund pays the cost of typesetting for its prospectus and the cost of printing and mailing prospectuses sent to existing shareholders. The Distributor pays the cost of printing and distributing all other prospectuses.  Since January 1995, shares of the Fund have been offered solely on a no-load basis.

Administrator, Fund Accountant and Compliance Services

Pursuant to an Administration Agreement dated April 16, 2010, Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides various administrative services and personnel necessary for the administrative operations of the Fund.  Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meeting of the Board of Trustees.  For the performance of the administrative services, the Fund pays Ultimus a fee at the annual rate of .10% of the average value of its daily net assets up to $250 million, 0.75% of such assets from $250 million to $500 million and .05% of such assets in excess of $500 million, provided, however, that the minimum fee is $5,000 per month.

For the fiscal years ended February 29, 2008, February 28, 2009, and February 28, 2010, the Fund paid Citi Fund Services Ohio, Inc. (the “Prior Service Provider”) $206,000, $204,791 and $201,666, respectively, in fees under the prior administration agreement.

Ultimus provides the Fund with accounting and pricing services, pursuant to a Fund Accounting Agreement dated April 16, 2010.  For calculating daily NAV per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base fee of $3,000 per month, plus an asset-based fee at the annual rate of .01% of the average value of its daily net assets up to $500 million and .005% of such assets in excess of $500 million.  In addition, the Fund pays all costs of external pricing services.

For the fiscal years ended February 29, 2008, February 28, 2009, and February 28, 2010, the Fund paid the Prior Service Provider $63,629, $60,408 and $58,733 respectively, in fees and expenses under the prior fund accounting agreement.

The Fund has also entered into a Compliance Consulting Agreement with Ultimus.  Pursuant to the terms of the Compliance Consulting Agreement, Ultimus makes available an individual to serve as the Fund’s Chief Compliance Officer.  The Chief Compliance Officer is responsible for administering the Fund’s compliance policies and procedures and annually reviewing the compliance policies and procedures of the Fund and the Fund’s service providers in accordance with Rule 38a-1 under the 1940 Act.  As compensation for the services rendered under the Compliance Consulting Agreement, Ultimus receives a monthly fee of $3,000.

For the year ended February 28, 2010, the Fund paid the Prior Service Provider an annual fee for compliance services of approximately $64,000, plus out-of-pocket expenses.

Transfer and Shareholder Services Agent

Ultimus Fund Solutions, LLC serves as transfer and shareholder services agent for the Fund.  Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  Since April 15, 1996, the Fund’s shares have been divided into two classes: the Premier Class and the Builder Class. The transfer agency fees associated with each Class are allocated to that Class. The transfer agency fee is a specified dollar amount per each shareholder account, subject to a minimum fee for each share class.  Since the average size of Premier Class accounts is higher than for Builder Class accounts, the Premier Class bears lower transfer agency fees as a percentage of the aggregate net assets of the class.

PORTFOLIO MANAGER

The portfolio manager responsible for the day-to-day management of the Fund is James R. Vaccacio.  Other than the Fund, as of February 28, 2010, Mr. Vaccacio does not manage any registered investment companies or pooled investment vehicles; however, he does manage five other accounts.  The total assets of the five other accounts are approximately $2.6 million.  Mr. Vaccacio does not receive any compensation from the Adviser or Fund for his management of these other accounts and does not receive advisory fees based on performance.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another.  Generally, the risks of such conflicts of interests are increased to the extent that the portfolio manager has a financial incentive to favor one account over another.  The Fund does not believe that any material conflicts are likely to arise out of Mr. Vaccacio’s management of the other accounts in addition to the Fund.  Those accounts present limited opportunity for conflicts of interest with respect to the Fund because they do not have similar investment objectives as the Fund and generally do not invest in the same types of securities.  In addition, the Adviser has policies and procedures, enforced by the Adviser’s compliance department, designed to address potential conflicts of interest relating to the allocation of investment opportunities by its managers.  Further, the Fund’s Code of Ethics addresses potential conflicts of interest and requires access persons to obtain pre-clearance before acquiring beneficial ownership of Fund securities issued pursuant to an initial public offering or a limited offering.

As of February 28, 2010, Mr. Vaccacio did not own any shares of the Fund.

Mr. Vaccacio is compensated by the Adviser for the management of the Fund on the basis of a fixed salary plus a bonus.  His base salary is reviewed annually and adjusted on consideration of various factors, including, among others, experience, quality of performance record and breadth of management responsibility.  The bonus portion of Mr. Vaccacio’s compensation is discretionary and is based on a number of factors, including the Adviser’s profitability and the performance of accounts managed by Mr. Vaccacio.  There is no predetermined weight assigned to any of these factors.

DETERMINATION OF NET ASSET VALUE

The NAV per share of the Fund will be determined once on each day on which the New York Stock Exchange (the “Exchange”) is open, at the close of regular trading on the Exchange (normally 4:00 p.m. Eastern Time), and on any other day on which there is sufficient trading in the Fund’s portfolio securities to affect the NAV of shares of the Fund, if shares of the Fund are sold, repurchased or redeemed on such day, in the following manner: tax exempt securities (including New York Tax Exempt Bonds) will be stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.  At the date of this SAI, this service is furnished by one of the following independent pricing agents: Interactive Data and Pricing and Reference Data, Inc. and Bloomberg LP.  The Fund believes that reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities.  As a result, depending on the particular tax-exempt securities owned by the Fund, it is likely that most of the valuations for such securities will be based upon prices provided by pricing services or otherwise based on fair value determined under procedures approved by the Trustees.  Tax-exempt and non-tax-exempt securities for which market quotations are readily available will be stated at market value, which is currently determined using the last reported sale price, or, if no sales are reported, as in the case of most securities traded over-the-counter, the last reported mean price, except that U.S. government securities will be stated at the mean between the last reported bid and ask prices. Short-term notes having remaining maturities of 60 days or less will be stated at amortized cost, which approximates market.  Liabilities will be deducted from the total, and the resulting amount will be divided by the number of shares outstanding.

The Fund will not calculate its NAV on week-ends and certain holidays, including New Year’s Day, Martin Luther King Jr.’s Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Generally, trading in certain securities, such as tax-exempt securities, corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in determining the Fund’s NAV are computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund’s NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith under procedures approved by the Trustees.

PURCHASE OF SHARES

The Prospectus contains a general description of how investors may buy shares of the Fund. This SAI contains additional information that may be of interest to investors. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares.

The Fund’s shares may be purchased from broker-dealers who are members of the Financial Industry Regulatory Authority (FINRA) and have sales agreements with the Distributor (“Qualified Dealers”) in states where shares are qualified for offer and sale. The price of shares to the investor, known as the offering price, is the NAV for the relevant class of shares next determined after acceptance of an order by the transfer agent. The NAV of each class is computed once daily on each day that the Exchange is open as of the close of regular trading (the “closing time”) on the Exchange. At the date of this SAI, the close of regular trading is normally 4:00 p.m., Eastern Time, but this time may be changed. The NAVs so determined become effective at the Exchange closing time. Orders for shares of the Fund received by Qualified Dealers prior to the Exchange closing time are confirmed by the transfer agent at the relevant NAV determined at such closing time, provided the order is received and accepted by the Qualified Dealer prior to the Exchange closing time. It is the responsibility of the dealer to transmit properly completed orders to the transfer agent in a timely manner, prior to its close of business. Orders received by Qualified Dealers subsequent to the Exchange closing time will be priced at the NAV determined on the next day the Exchange is open. The Distributor will purchase shares from the Fund at NAV and sell them to Qualified Dealers.

The two classes of shares offer different services and features.  Premier Class shares bear lower transfer agency costs (as a percentage of average net assets) and therefore would typically generate a higher investment return.  Shareholders should choose between the two classes based upon whether they meet the higher minimum account size for the Premier Class, or whether they desire the benefits of the additional services and features associated with the Builder Class.

If the balance in a shareholder’s account is less than an amount set by the Trustees (currently 20 shares in the Builder Class and $20,000 in the Premier Class), the Fund may close or convert the account depending on which class of shares the investor holds.  If your Builder Class account falls below 20 shares, the Fund may, after providing you with at least 60 days’ written notice, redeem your shares, close your account and send you the proceeds.  A shareholder can avoid account termination by increasing his or her shares above the minimum.  If your Premier Class account falls below $20,000 as a result of redemptions, the Fund may ask you to increase your balance.  If your Premier Class account does not reach the $20,000 minimum within two months after the request, the Fund may convert your account from Premier Class to Builder Class shares and charge you an exchange fee of $5.00  The Fund may also redeem shares in an account in excess of an amount, which may be set from time to time by the Trustees.  In the event such a maximum account size is adopted in the future, the Fund’s Prospectus will be supplemented to describe it.

Expenses.  Each class of shares bears the transfer agency costs associated with that class of shares.  In addition, Premier Class shareholders bear certain charges for the check-writing service, exchanges and historical account information, as explained above.  All other expenses of the Fund are borne by the Fund as a whole and are allocated pro rata based on the NAVs of the outstanding shares of the two classes of shares.

INVESTMENT PROGRAMS

Investment Account.  When a shareholder makes an initial investment in the Fund, an open account (hereinafter referred to as an “Investment Account”) will be established by the transfer agent on the books of the Fund.

For the Builder Class, the minimum initial investment to open an account is $1,000. The minimum for additional investments in an account is $100. However, these investment minimums do not apply to automatic investment in the Fund of distributions from the unit investment trusts described below (see “Unit Investment Trusts”).

For the Premier Class, the minimum initial investment to open an account is $20,000. The minimum amount for additional investments is $100, except that the $100 minimum does not apply to automatic investments into the Fund of distributions from the unit investment trusts described below (see below “Unit Investment Trusts”).  If the balance in a Premier Class shareholder’s account falls below $20,000 as a result of redemptions from the account, the shareholder will be notified and will have two months within which to bring the account size back to $20,000. If the shareholder does not do so, the Fund will convert the shareholder’s account from Premier Class to Builder Class shares.

All purchases by mail will be made at the relevant NAV determined at the close of regular trading on the Exchange on the day of receipt by the transfer agent (if such day is a trading day, or, if not, on the first trading day thereafter). The shares are sold to the shareholder by the dealer, for whom the transfer agent acts as agent. Purchases other than by mail will be made at the relevant NAV per share next determined after receipt of the order, as described under “Purchase of Shares.”

By opening an Investment Account, the shareholder authorizes the Fund to hold his or her shares on “deposit” with the Transfer Shareholder Services Agent.  Shares held in an Investment Account may be redeemed as described under “Redemption of Shares.” Each time shares are credited to or withdrawn from an Investment Account (except pursuant to an investment plan, or in connection with certain automatic investments or reinvestments in the Fund, as described below), the shareholder receives a statement showing the current transaction, prior transactions in the account during the calendar year to date, and the current number of shares held therein. When shares are invested pursuant to an investment plan, the shareholder receives a statement within five business days following such transaction. Shareholders who have elected to have their distributions of net interest income from the Fund automatically reinvested in shares of the Fund, and shareholders of certain unit investment trusts who have elected to have distributions from such trusts automatically invested in shares of the Fund (see “Unit Investment Trusts” below), will receive a single quarterly statement confirming the amount of these automatic investments and reinvestments in the Fund during the quarter. At the end of each year a complete annual statement of share transactions is mailed to each shareholder.

Unless otherwise indicated in writing by the shareholder, all income dividends on the dividend payment date and any distributions of capital gains on the record date are credited to the Investment Account in additional shares of the same class on the basis of the closing NAV for that class on such respective dates. However, the shareholder may instead elect to receive distributions of income dividends in cash and capital gain distributions in additional shares of the same class, reinvested at the relevant NAV on the record date, or to receive both dividends and capital gain distributions in cash. A shareholder may change this distribution option at any time by written notification to the transfer agent. The change will be effective for the next distribution provided it is received prior to the record date for that distribution.

The provisions applicable to Investment Accounts may be amended without penalty by the Fund on 30 days’ prior written notice to the shareholders. An Investment Account does not assure a profit or offer protection against depreciation in declining markets.

Automatic Investment Program.  Voluntary investments of at least $100 may be made automatically by pre-authorized withdrawals from your bank checking account. Please call 1-800-847-5886 for more information about how to establish an automatic investment program.

Reinvestment of Dividends and Distributions.  Purchases of shares of either class may be made by reinvestment of dividends and capital gains distributions paid by the Fund on shares of that class. These purchases are made for you by the Fund at NAV for your class of shares.

Redemption of Shares.  The redemption or sale of Fund shares is a taxable event and may give rise to gain or loss to the shareholder. However, to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the Fund, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds reinvested. For a more detailed discussion of the tax consequences of redeeming, selling, or exchanging Fund shares, please see the section “Taxes” below.

You may redeem your shares to the Fund on any day the Exchange is open, either directly to the Fund (by mail or telephone) or through your investment dealer.  The Fund will redeem only shares for which it has received payment.

The Fund generally sends you payment for your shares the next business day.  However, if shares are redeemed through an investment dealer, payment is made to that dealer.  When you redeem shares, you may realize a capital gain or loss depending on the difference between what you paid for your shares and what you received for them.

Redemption requests must include the following documentation: (a) a letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered; (b) any required signature guarantees; and (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.  To protect shareholder accounts, the Fund and the transfer agent from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account.  Further documentation, such as copies of corporate resolutions and instruments of authority may be requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.  Stock power forms are available from your investment dealer, the transfer agent and many commercial banks.  Shareholders may contact the transfer agent at 1-800-847-5886 for details.

You may elect to redeem shares by telephoning a redemption request through a participating investment dealer.  Your dealer must receive your request before the close of regular trading on the Exchange and transmit it to the Transfer Agent before 4:00 p.m. Eastern Time to receive that day’s price.  Your dealer will be responsible for furnishing all necessary documentation to the transfer agent and may charge for its services.

Automatic Withdrawal Program for Builder Class Shares.   An investor who owns or buys Builder Class shares valued at $5,000 or more at NAV may open a Withdrawal Plan and have a designated sum of money paid monthly (or quarterly) to the investor or another person. Shares are deposited in a Withdrawal Plan account and all distributions are reinvested in additional Builder Class shares at NAV (except where the Withdrawal Plan is utilized in connection with a charitable remainder trust). Shares in a Withdrawal Plan account are then redeemed at NAV to make each withdrawal payment. Redemptions for the purpose of withdrawals are made on the first business day of the month at that day’s closing NAV, and checks are mailed on the second business day of the month. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust vested principal, especially in the event of a market decline. The cost of administering these Withdrawal Plans for the benefit of those shareholders participating in them is borne by the Fund as an expense of all Builder Class shareholders. The Fund or the Distributor may terminate or change the terms of the Withdrawal Plan at any time. The Withdrawal Plan is fully voluntary and may be terminated by the shareholder at any time without the imposition by the Fund of any penalty.

Since the Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisors whether the Withdrawal Plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Fund makes no recommendations or representations in this regard.

Unit Investment Trusts.  Certificate holders of unit investment trusts sponsored by the Adviser may arrange to have their distributions from such unit investment trusts automatically invested in shares of the Fund. Contact the Adviser for information.

TAXES

The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income tax and New York State and City personal income taxes.

Federal Income Tax

The following discussion of U.S. federal income tax consequences of investments in the Fund is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and other applicable authorites, all as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders.  Shareholders should consult their own tax advisors regarding their particular situations and the possible application of foreign, state and local tax laws.

The Fund has elected and intends to qualify each year as a regulated investment company, (a “RIC”) under Subchapter M of Code.  In order to qualify for the special tax treatment accorded RICs and their shareholders under the Code, the Fund must, among other things:  (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer, or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is used in the Code without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC.  However, 100% of the net income derived from an interest in a QPTP (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (y) that is treated as a partnership for federal income tax purposes and (z) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income.

For purposes of the diversification requirements described in (b) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment.  In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (the "IRS") with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to satisfy the diversification requirements in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including “Capital Gains Dividends,” as defined below).  If the Fund were to fail to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.  Some portions of such distributions may be eligible for the dividends-

received deduction in the case of corporate shareholders.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt interest income, and its net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses).  Investment company taxable income that is retained by the Fund (if any) will be subject to tax at regular corporate rates.  The Fund may also retain for investment its net capital gain.  If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities.  If the Fund makes this designation, for federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.  The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year.  Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the twelve-month period ending on October 31, plus undistributed amounts from the prior year.  The Fund intends to make distributions sufficient to avoid imposition of the excise tax.  Distributions declared and payable to shareholders of record on a date in October, November, or December, and paid by the Fund during the following January, will be treated for federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

The Fund intends to take the actions required to ensure that no federal income taxes will be payable by the Fund and so that the Fund may qualify to pay dividends that pass through to shareholders the tax-exempt character of exempt interest earned by the Fund for federal tax purposes (“exempt-interest dividends”).  The Fund will be qualified to pay exempt-interest dividends to its shareholders if, at the end of each quarter of its taxable year, at least 50% of the value of the Fund’s total assets are invested in obligations the interest on which is exempt from federal income tax under section 103(a) of the Code.  Distributions properly designated by the Fund as exempt-interest dividends generally are exempt from federal income tax in the hands of the Fund’s shareholders but may be subject to state and local taxes.  An investment in the Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders.  In particular, certain shareholders may be subject to alternative minimum taxes on distributions attributable to interest on private activity bonds.  The Fund’s present policy is to designate exempt-interest dividends annually.

A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in the Fund may have on the federal taxation of such benefits.  Tax-exempt dividends generally are included for purposes of determining the amount of such benefits that are taxable.

Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by industrial development bonds or private activity bonds for purposes of Code section 147 should also consult their tax advisers before purchasing Fund shares.

Under the Code, part or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a RIC paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes in proportion to the percentage that the Fund’s distributions of interest exempt from federal income tax bears to all of the Fund’s distributions, excluding distributions from long-term capital gains.

For federal income tax purposes, distributions of investment income (other than exempt-interest dividends) generally are taxable as ordinary income.  The Fund may invest a portion of its assets in securities that generate income subject to federal and state taxes.  Distributions of net long-term or short-term capital gains realized by the Fund on the sale or exchange of investments (including those investments that generate income exempt from federal or state tax) will be taxable to shareholders.  Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.  Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (Capital Gain Dividends) will be taxable as long-term capital gains.  Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend the long-term capital gain rate reduction for taxable years beginning on or after January 1, 2011. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.  Distributions from capital gains generally are made after applying any available capital loss carryovers.

For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. It is currently unclear whether Congress will extend the special tax treatment of qualified dividend income for taxable years beginning on or after January 1, 2011. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares.

As noted above, distributions attributable to income derived by the Fund from options and futures transactions will not be exempt from federal income tax or New York State or city personal income taxes.  In addition, the Fund’s transactions in options, futures, forward contracts and hedging transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders.

A distribution of income that is attributable to tax-exempt interest received by the Fund on tax-exempt securities it temporarily purchases from a counterparty pursuant to a repurchase agreement that is treated for federal income tax purposes as a loan by the Fund may not constitute an exempt-interest dividend to shareholders.

The sale or redemption of Fund shares may give rise to a gain or loss.  In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.  Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.  However, any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gains Dividends received (or deemed received) by the shareholder with respect to the shares.  In addition, if shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received with respect to those shares.  All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of all taxable dividends and other distributions paid to, and the proceeds of share sales, exchanges, or redemptions made by, an individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.  The backup withholding rules may also apply to distributions that are properly designated as exempt-

interest dividends.  The back-up withholding rate is 28% for amounts paid though 2010.  This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.  Foreign shareholders may be subject to special withholding requirements.

Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the appropriate information is furnished to the IRS.

Dividends and distributions on a Fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment.  Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed.  Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.  After the end of each calendar year, shareholders will receive information as to the tax status of distributions made by the Fund during such calendar year.

Under Treasury regulations, if a shareholder recognizes a loss with respect to either class of shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

New York State and City Personal Income Tax and Other State Taxes

Dividends paid by the Fund generally are exempt from New York State and City personal income taxes as well as from the New York City unincorporated business tax to the extent such distributions are exempt from federal income taxation and derived from interest attributable to obligations of the State of New York or its political subdivisions, or certain other governmental entities (for example, the Commonwealth of Puerto Rico, the U.S. Virgin Islands or Guam), provided that such dividends are properly designated as such and constitute exempt-interest dividends under Section 852(b)(5) of the Code.  Distributions of investment company taxable income (other than exempt-interest dividends) and capital gains generally will be subject to New York State and City taxes for shareholders who are subject to New York tax, whether paid in cash or in additional shares.  For New York State and City tax purposes, distributions of net long-term capital gains will be taxable at the same rate as ordinary income.

Distributions by the Fund from investment income and capital gains, including exempt-interest dividends, generally are included in a corporation's net investment income for purposes of calculating such corporation's New York State franchise tax and the New York City general corporation tax, if received by a corporation subject to those taxes, and will be subject to such taxes to the extent that a corporation's net investment income is allocated to New York State and/or New York City.  To the extent that investors are subject to state and local taxes outside of New York State, all dividends paid by the Fund may be taxable income for purposes thereof. In addition, to the extent that the Fund’s dividends are derived from interest attributable to the obligations of any other state or of a political subdivision of any such other state or are derived from capital gains, such dividends generally will not be exempt from New York State or City tax. The New York minimum income tax excludes tax-exempt interest as an item of tax preference. Interest incurred to buy or carry shares of the Fund is not deductible for New York State or City personal income tax purposes.

The foregoing is a general summary of the New York State and City tax consequences of investing in the Fund as in effect as of the date of this SAI.  It is not intended to, and does not, constitute advice to any particular investor.  Investors should consult their advisers about other state and local tax consequences of the investment in the Fund.

The Fund is organized as a Massachusetts business trust. Under current law, so long as it qualifies as a RIC under the Code, the Fund itself is not liable for any income or franchise tax in the Commonwealth of Massachusetts.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund’s Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Amended and Restated Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations and is therefore considered remote.

SHAREHOLDER VOTING

Each share has one vote, with fractional shares voting proportionally.  The Fund does not hold regular annual shareholders’ meetings, although special meetings may be called from time to time.  Shares are freely transferable, are entitled to dividends as declared by the Trustees and, if the Fund were liquidated, would receive the net assets of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 41 S. High Street, Columbus, Ohio 43215, is the Fund’s independent registered public accounting firm, providing audit services, tax return preparation services and assistance and consultation with review of SEC filings.

FINANCIAL STATEMENTS

The audited financial statements of the Fund appearing in the most current Annual Report are incorporated herein by reference and have been so incorporated in reliance upon the report of [To be Provided by Amendment], given on the authority of said firm as experts in auditing and accounting. Copies of such Annual Report are available upon request and without charge.

CUSTODIAN

State Street Bank and Trust Company (the “Custodian”), located at 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian of the Fund’s assets. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Moody's Investors Service, Inc. and Standard & Poor's Ratings Group are private services that provide ratings of the credit quality of fixed income securities, including municipal securities.  Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks.  Ratings are generally given to securities at the time of issuances.  While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so. As a result, issuer’s current financial condition may be better or worse than a rating indicates.  There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, which could adversely affect the market price of the security.  The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.  The Adviser does not rely solely on credit ratings when making investment decisions for the Fund.

Moody's Municipal Long-Term Rating Definitions:

Aaa

Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa

Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A

Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa

Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba

Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B

Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa

Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca

Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C

Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-1

Standard & Poor's Long Term Issue Ratings Definitions:

AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

A-2

C

A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-)

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Moody's Short Term Ratings Definitions:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Short Term Issue Ratings Definitions:

A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-3

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A-4